                                                                    Exhibit 99.1

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                                 CMBS NEW ISSUE

                                  CSFB 2004-C4

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $1,054,143,000

                                  (APPROXIMATE)


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-C4


                           [COLUMN FINANCIAL (TM) LOGO]
                      a CREDIT SUISSE FIRST BOSTON company

         [KEYBANK(R) LOGO]                      [NCB FSB(SM) LOGO]
                                       A National Cooperative Bank Company

CREDIT SUISSE FIRST BOSTON LLC                           KEYBANC CAPITAL MARKETS

                              GOLDMAN, SACHS & CO.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

I.   TRANSACTION OFFERING

                                    INITIAL            APPROXIMATE                                        ASSUMED
                                   PRINCIPAL           % OF TOTAL                         INITIAL        WEIGHTED
                                    BALANCE              INITIAL        APPROXIMATE        PASS-          AVERAGE
              EXPECTED            OR NOTIONAL           PRINCIPAL          CREDIT         THROUGH           LIFE         EXPECTED
 CLASS        RATINGS (1)            AMOUNT              BALANCE          SUPPORT         RATE (2)      (YEARS) (3)    MATURITY (3)
-------       -----------       ---------------       -------------     ------------     ----------     -----------    ------------
OFFERED CERTIFICATES:
  A-1           Aaa/AAA         $    32,626,000            2.87%           20.00%            %              2.6            03/09
  A-2           Aaa/AAA         $   161,607,000           14.20%           20.00%            %              4.6            10/09
  A-3           Aaa/AAA         $    33,994,000            2.99%           20.00%            %              5.9            07/11
  A-4           Aaa/AAA         $   105,155,000            9.24%           20.00%            %              6.7            07/11
  A-5           Aaa/AAA         $    24,031,000            2.11%           20.00%            %              7.9            09/13
  A-6           Aaa/AAA         $   267,162,000           23.47%           20.00%            %              9.5            07/14
 A-1-A          Aaa/AAA         $   285,886,000           25.12%           20.00%            %              7.9            08/14
  A-J           Aaa/AAA         $    78,243,000            6.88%           13.13%            %              9.8            08/14
   B             Aa2/AA         $    39,832,000            3.50%            9.63%            %              9.8            09/14
   C              A2/A          $    25,607,000            2.25%            7.38%            %              9.8            09/14

NON-OFFERED CERTIFICATES (5):
   D             A3/A-          $     9,958,000            0.87%            6.50%            %              9.9            10/14
   E           Baa1/BBB+        $    12,804,000            1.13%            5.38%            %              9.9            10/14
   F            Baa2/BBB        $     8,535,000            0.75%            4.63%            %              9.9            10/14
   G           Baa3/BBB-        $    14,226,000            1.25%            3.38%            %             10.0            11/14
   H            Ba1/BB+         $     2,845,000            0.25%            3.13%            %             10.1            05/15
   J             Ba2/BB         $     4,268,000            0.38%            2.75%            %             11.4            03/17
   K            Ba3/BB-         $     5,691,000            0.50%            2.25%            %             13.9            06/19
   L             B1/B+          $     4,267,000            0.37%            1.88%            %             14.6            06/19
   M              B2/B          $     2,846,000            0.25%            1.63%            %             14.7            07/19
   N             B3/B-          $     4,267,000            0.37%            1.25%            %             14.7            07/19
   O             NR/NR          $    14,226,748            1.25%            0.00%            %             15.2            08/24
  A-X           Aaa/AAA         $ 1,138,076,748 (6)      100.00%             N/A             %              8.0            08/24
  A-SP          Aaa/AAA                     TBD (6)         TBD              N/A             %              TBD              TBD
A-Y (7)         Aaa/AAA         $   150,433,781 (6)       13.22%             N/A             %             10.0            08/24

                EXPECTED
                PRINCIPAL             LEGAL
 CLASS          WINDOW (3)            STATUS           ERISA (4)
-------       -------------        ------------        ---------
OFFERED CERTIFICATES:
  A-1         12/04 - 03/09           Public              Yes
  A-2         03/09 - 10/09           Public              Yes
  A-3         10/09 - 07/11           Public              Yes
  A-4         07/11 - 07/11           Public              Yes
  A-5         07/11 - 09/13           Public              Yes
  A-6         09/13 - 07/14           Public              Yes
 A-1-A        12/04 - 08/14           Public              Yes
  A-J         08/14 - 08/14           Public              Yes
   B          08/14 - 09/14           Public              Yes
   C          09/14 - 09/14           Public              Yes

NON-OFFERED CERTIFICATES (5):
   D          09/14 - 10/14        Private-144A           Yes
   E          10/14 - 10/14        Private-144A           Yes
   F          10/14 - 10/14        Private-144A           Yes
   G          10/14 - 11/14        Private-144A           Yes
   H          11/14 - 05/15        Private-144A            No
   J          05/15 - 03/17        Private-144A            No
   K          03/17 - 06/19        Private-144A            No
   L          06/19 - 06/19        Private-144A            No
   M          06/19 - 07/19        Private-144A            No
   N          07/19 - 07/19        Private-144A            No
   O          07/19 - 08/24        Private-144A            No
  A-X              N/A             Private-144A           Yes
  A-SP             N/A             Private-144A           Yes
A-Y (7)            N/A             Private-144A           Yes

(1) These classes are expected to be rated by Moody's Investors Service and Standard & Poor's Ratings Services. "NR" means not rated.
(2) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston LLC individual prohibited transaction exemption under ERISA.
(5)  Not offered by the prospectus supplement or this term sheet.
(6)  Notional Amount
(7) Represents aggregation of interest strips off select residential cooperative mortgage loans. Those interest strips are taken into account in calculating the net WAC of the mortgage pool.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

     MORTGAGE LOAN SELLER PROFILE:

     Column Financial, Inc., "Column", will be selling 77 mortgage loans, representing 70.8% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 6,100 commercial and multifamily mortgage loans, totaling approximately $54 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

     NCB, FSB, a wholly owned subsidiary of National Consumer Cooperative Bank, "NCB", will be selling 81 mortgage loans, representing 15.2% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. NCB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of Treasury. NCB, headquartered in Washington, D.C., was chartered by an act of Congress in 1978 for the purpose of providing loans and other financial services to cooperatively owned and organized entities throughout the United States of America. By Congressional amendments in 1981, NCB was converted to a private institution owned by its member cooperative customers. NCB and its affiliates have originated over $4.5 billion in commercial and multifamily loans and securitized over $3.4 billion of such originations in 30 public securitization transactions.

     KeyBank National Association, "KeyBank", will be selling 21 mortgage loans, representing 14.0% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of June 30, 2004, KeyBank had total assets of approximately $74.85 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $69.95 billion and approximately $4.90 billion in stockholders' equity. As of June 30, 2004, KeyBank Real Estate Capital, a division of KeyBank, had total assets of approximately $8.1 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage Group originated approximately $2.2 billion in commercial mortgage loans in 2003 and has a current servicing portfolio of $28.3 billion.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

II.  COLLATERAL OVERVIEW (1)

     -   MORTGAGE LOAN POOL

         Initial Mortgage Pool Balance:                      $1,138,076,748

         Average Cut-off Date Principal Balance:             $6,357,971

         Loans / Properties:                                 179 / 193

         Largest Loan:                                       $86,000,000

         Five Largest Loans / Group of Loans:                29.1%

         Ten Largest Loans / Group of Loans:                 43.2%

     -   PROPERTY TYPE CONCENTRATIONS

         Retail:                                             39.0% (Anchored 34.5%, Unanchored 4.5%)

         Multifamily (2):                                    31.4%

         Office:                                             21.5%

         Hotel:                                              5.9%

         Mixed Use:                                          1.1%

         Self Storage:                                       0.6%

         Industrial:                                         0.5%

     -   GEOGRAPHIC DISTRIBUTION

         New York:                                           15.7%

         Texas:                                              14.4%

         New Jersey:                                         9.1%

         California (3):                                     8.8% (Northern 7.4%, Southern 1.4%)

         District of Columbia:                               7.0%

         Other:                                              28 other states which comprise 6.4% or less individually

     -   CREDIT STATISTICS

         Wtd. Avg. Underwritten DSCR:                        2.19x

         Wtd. Avg. Cut-off Date LTV Ratio:                   63.1%

         Wtd. Avg. Balloon/ARD LTV Ratio:                    56.8%

(1) All information provided based on a Cut-off Date in November 2004 unless otherwise noted.
(2) Includes Cooperative and Manufactured Housing properties, which comprise 14.2% and 4.1% of the initial mortgage pool balance, respectively.
(3) "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

     -   LOANS WITH RESERVE REQUIREMENTS (1) (2)

         Tax escrows:                                        80.4%

         Insurance escrows:                                  73.3%

         Cap. Ex escrows:                                    74.8%

         TI/LC escrows (3):                                  79.5%

     -   MORTGAGE LOAN POOL CHARACTERISTICS

         Gross WAC:                                          5.772%

         Wtd. Avg. Remaining Term (4):                       103 Months

         Wtd. Avg. Seasoning:                                4 Months

         Call Protection:                                    All of the mortgage loans provide for
                                                             either a prepayment lockout period
                                                             ("Lockout"), a defeasance period
                                                             ("Defeasance"), a yield maintenance
                                                             premium period ("YMP"), a static
                                                             prepayment premium period ("SPP"), or a
                                                             combination thereof.

         Lockout/Defeasance:                                 83.2%

         Ownership Interest:                                 96.7% (Fee); 3.3% (Leasehold)

         Delinquency:                                        None of the mortgage loans will be
                                                             delinquent with respect to any monthly
                                                             debt service payment for 30 days or more
                                                             as of the November 2004 due date or at
                                                             any time during the 12-month period
                                                             preceding that date.

(1)  Includes loans with provisions for upfront and/or collected reserves.
(2)  Includes those loans providing for springing reserves.
(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

III. TRANSACTION OVERVIEW

OFFERED CERTIFICATES:            Classes A-1, A-2, A-3, A-4, A-5, A-6, A-1-A, A-J, B and C

PASS-THROUGH STRUCTURE:          Senior/Subordinate, Sequential Pay Pass-Through Certificates

MORTGAGE LOAN SELLERS:           Column Financial, Inc., KeyBank National Association, and NCB, FSB

LEAD MANAGER:                    Credit Suisse First Boston LLC

BOOKRUNNER:                      Credit Suisse First Boston LLC

CO-MANAGERS:                     KeyBanc Capital Markets and Goldman, Sachs & Co.

RATING AGENCIES:                 Moody's Investors Service, Inc. and Standard & Poor's Ratings Services

MASTER SERVICER:                 KeyCorp Real Estate Capital Markets, Inc. and NCB, FSB

SPECIAL SERVICER:                J.E. Robert Company, Inc. and National Consumer Cooperative Bank

TRUSTEE:                         Wells Fargo Bank, N.A.

CUT-OFF DATE:                    November 2004

SETTLEMENT DATE:                 On or about November 12, 2004

DISTRIBUTION DATE:               The fourth business day following the Determination Date in that month, beginning December 2004

DETERMINATION DATE:              The eleventh calendar day of the month, or, if the eleventh calendar day is not a business day, the next succeeding business day, beginning in December 2004

MINIMUM DENOMINATIONS:           $10,000 for all offered certificates and in additional multiples of $1

SETTLEMENT TERMS:                DTC, Euroclear and Clearstream, same day funds, with accrued interest

SMMEA:                           It is expected that upon initial issuance, Classes A-1, A-2, A-3, A-4, A-5, A-6, A-1-A,  A-J and B of the certificates will be "mortgage related securities" for purposes of SMMEA

ERISA:                           Classes A-1, A-2, A-3, A-4, A-5, A-6, A-1-A, A-J, B and C are expected to be eligible for the
                                 Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility

TAX TREATMENT:                   REMIC

ANALYTICS:                       Cashflows are expected to be available through Bloomberg, the Trepp Group, Intex Solutions and Standard & Poor's Conquest

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

IV.  STRUCTURE DESCRIPTION

[CHART OMITTED]

- For purposes of distributions to the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-1-A Certificates, the mortgage loans will consist of two loan groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-1, A-2, A-3, A-4, A-5 and A-6 Certificates. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Preliminary Prospectus Supplement for more detailed information.

- All Principal remaining after the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-J Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-4, A-5, A-6, A-1-A, A-J, B, C, D, E, F, G, H, J, K, L, M, N and O Certificates. The Class A-Y Certificates represent an aggregation of interest strips off, and will accrue interest on, the total principal balance of select residential cooperative mortgage loans (such mortgage loans, the "Class A-Y Co-op Mortgage Loans"). The Preliminary Prospectus Supplement describes the notional amounts on which the Classes A-X, A-SP and A-Y Certificates will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-4, A-5, A-6, A-1-A, A-J, B, C, D, E, F, G, H, J, K, L, M, N and O Certificates. For the Class A-Y Co-op Mortgage Loans, the relevant net coupon for purposes of determining the weighted average net coupon for the mortgage pool will be the relevant net coupon less the Class A-Y strip rate of 0.15% per annum. The Class A-Y Certificates will accrue interest at a rate approximately equal to 0.15% per annum (adjusted in non 30 day months). The Preliminary Prospectus Supplement describes the pass-through rates at which the Classes A-X, A-SP and A-Y Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with the Class O through and including the Class A-J. Any remaining losses will be allocated to Class A-1, A-2, A-3, A-4, A-5, A-6 and A-1-A on a pro rata basis.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

V.   YIELD MAINTENANCE PREPAYMENT PREMIUM / STATIC PREPAYMENT PREMIUM ALLOCATION

YIELD MAINTENANCE PREPAYMENT           Yield Maintenance Charges (exclusive of any
PREMIUMS:                              Yield Maintenance Charges allocated to the
                                       Class A-Y) will generally be distributed on
                                       each Distribution Date as follows: A portion
                                       (based on the product of the Base Interest
                                       Fraction and the Principal Entitlement
                                       Fraction as described below) will be
                                       delivered to one or more of the following
                                       Classes: A-1, A-2, A-3, A-4, A-5, A-6, A-1-A,
                                       A-J, B, C, D, E, F, and G (the "Yield
                                       Maintenance Classes"). The entire amount
                                       remaining will be distributed to Class A-X,
                                       and in some cases, the Class A-SP.

                                       With respect to each Yield Maintenance Class,
                                       the "Base Interest Fraction" is a fraction,
                                       not greater than one or less than zero,
                                       having:

                                       -    a numerator equal to the excess, if any,
                                            of the pass-through rate on such class of
                                            certificates over the relevant discount
                                            rate, and

                                       -    a denominator equal to the excess, if
                                            any, of the mortgage interest rate of the
                                            prepaid loan over the relevant discount
                                            rate.

                                       With respect to each Yield Maintenance Class,
                                       the "Principal Entitlement Fraction" is a
                                       fraction having:

                                       -    a numerator equal to the total principal
                                            distributable on such class of
                                            certificates attributable to the loan
                                            group that includes the prepaid mortgage
                                            loan on the subject Distribution Date,
                                            and

                                       -    a denominator equal to the total
                                            principal, distributable on all the
                                            certificates, public and private,
                                            attributable to the loan group that
                                            includes the prepaid mortgage loan, on
                                            the subject Distribution Date.

STATIC PREPAYMENT PREMIUMS:            Static Prepayment Premium Charges (exclusive
                                       of any Static Prepayment Premium Charges
                                       allocated to the Class A-Y) will generally be
                                       distributed on any Distribution Date as
                                       follows: A portion (based on the product of
                                       the Base Interest Fraction and the Principal
                                       Entitlement Fraction as described above) will
                                       be delivered to one or more of the following
                                       Classes: A-1, A-2, A-3, A-4, A-5, A-6, A-1-A,
                                       A-J, B, C, D, E, F, and G. The remainder will
                                       be distributed to Class A-X.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

V. YIELD MAINTENANCE PREPAYMENT PREMIUM / STATIC PREPAYMENT PREMIUM ALLOCATION (CONTINUED)

YIELD MAINTENANCE CHARGE EXAMPLE:      The following is an example of the Yield
                                       Maintenance Charge allocation based on the
                                       following assumptions:

                                       -   Class receiving 100% of the principal is A-1

                                       -   Mortgage rate: 8.00%

                                       -   The Discount Rate at time of prepayment: 5.75%

                                       -   The Class A-1 Pass-Through Rate is equal to 7.00%

                                       -   The mortgage loan does not contribute to the Class A-Y

METHOD                                              CLASS A-1 CERTIFICATES         CLASS A-X / CLASS A-SP CERTIFICATES
--------------------------------------------------------------------------------------------------------------------------------
(CLASS PASS THROUGH RATE - DISCOUNT RATE)           (7.00%-5.75%)                  (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)                       (8.00%-5.75%)

Yield Maintenance Charge Allocation                 55.56%                         44.44%

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

VI.  ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:        Any Prepayment Interest Shortfalls that are not offset by the compensating payments made in limited circumstances by the Master Servicer servicing the prepaying loan will generally be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date. However, a portion of any such uncovered Prepayment Interest Shortfall incurred in respect of a Class A-Y Coop
                                       Mortgage Loan will be allocable to the Class A-Y Certificates to the extent described in the Prospectus Supplement.

ADVANCES:                              The Master Servicers will generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The Master Servicers will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. Each Master Servicer will be responsible for making advances solely with respect to the mortgage loans as to which it is the applicable Master Servicer. In the event that a Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:                  On any Distribution Date on which the mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust fund may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the
                                       Prospectus Supplement); either Master Servicer; or either Special Servicer. The relative priorities of such parties with respect to exercising this option are described in the
                                       Prospectus Supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                       MORTGAGED REAL PROPERTIES BY STATE

[MAP OMITTED]

                                                                                       WEIGHTED
                                       NUMBER OF                      PERCENTAGE OF     AVERAGE                 WEIGHTED
                                       MORTGAGED    CUT-OFF DATE         INITIAL       MORTGAGE    WEIGHTED      AVERAGE
                                         REAL         PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE   CUT-OFF DATE
          STATE                       PROPERTIES     BALANCE (1)         BALANCE         RATE      U/W DSCR   LTV RATIO (1)
          -----------------------------------------------------------------------------------------------------------------
          New York                        78       $   178,864,593        15.7%          5.673%      5.40x         30.3%
          Texas                           21           163,853,999        14.4%          5.851%      1.37          71.3%
          New Jersey                       3           103,459,279         9.1%          5.699%      1.83          68.0%
          California                      13           100,330,088         8.8%          5.794%      1.39          71.8%
              Northern California (2)     11            84,293,188         7.4%          5.750%      1.40          72.2%
              Southern California (2)      2            16,036,899         1.4%          6.029%      1.37          69.7%
          District of Columbia             1            80,000,000         7.0%          5.485%      2.08          56.4%
          Florida                          9            73,243,966         6.4%          5.637%      1.52          70.6%
          Illinois                         6            64,439,648         5.7%          5.843%      1.41          74.1%
          Georgia                          3            54,041,913         4.7%          6.252%      1.53          72.5%
          Michigan                         8            44,949,806         3.9%          5.195%      2.55          55.6%
          Pennsylvania                     2            31,616,074         2.8%          5.752%      1.86          63.2%
          Tennessee                        4            30,354,952         2.7%          5.774%      1.45          69.0%
          Maryland                         5            25,297,187         2.2%          6.528%      1.44          70.0%
          Minnesota                        1            24,500,000         2.2%          5.970%      1.34          74.5%
          Washington                       2            19,502,583         1.7%          5.462%      1.25          76.3%
          Arizona                          5            16,370,329         1.4%          6.037%      1.34          70.5%
          Mississippi                      2            15,190,871         1.3%          5.856%      1.30          79.8%
          Connecticut                      5            14,735,736         1.3%          6.053%      1.75          61.2%
          Virginia                         2            14,644,000         1.3%          6.362%      1.51          75.2%
          North Carolina                   4            14,487,415         1.3%          6.100%      1.42          77.8%
          Indiana                          1            13,960,155         1.2%          5.720%      1.26          77.1%
          Louisiana                        3             8,588,632         0.8%          5.989%      1.37          78.5%
          Ohio                             2             7,991,122         0.7%          5.716%      1.23          79.5%
          Arkansas                         1             6,088,500         0.5%          5.085%      2.40          54.1%
          Nevada                           1             5,991,587         0.5%          5.510%      1.54          61.8%
          Nebraska                         1             4,576,661         0.4%          5.490%      1.62          73.3%
          Colorado                         3             4,085,257         0.4%          6.260%      1.22          74.8%
          Delaware                         1             3,919,169         0.3%          6.070%      1.72          76.1%
          Oregon                           1             3,490,798         0.3%          6.060%      1.62          62.3%
          Oklahoma                         1             2,981,009         0.3%          4.750%      1.66          51.8%
          Utah                             1             2,439,117         0.2%          6.080%      1.38          69.3%
          Kentucky                         1             2,354,491         0.2%          6.400%      1.31          72.0%
          Alaska                           1               957,716         0.1%          6.260%      1.22          74.8%
          Missouri                         1               770,095         0.1%          6.050%      1.63          73.3%

                                     ------------------------------------------------------------------------------------
          TOTAL/WEIGHTED AVERAGE:        193       $ 1,138,076,748       100.0%          5.772%      2.19x         63.1%
                                     ====================================================================================

          (1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
          (2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

[GRAPH OMITTED]

                                                                                          WEIGHTED
                                   NUMBER OF                           PERCENTAGE OF       AVERAGE                     WEIGHTED
                                   MORTGAGED       CUT-OFF DATE           INITIAL         MORTGAGE      WEIGHTED        AVERAGE
                                     REAL            PRINCIPAL         MORTGAGE POOL      INTEREST       AVERAGE     CUT-OFF DATE
PROPERTY TYPE                     PROPERTIES        BALANCE (1)           BALANCE           RATE        U/W DSCR     LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
Retail                                46          $   444,274,411          39.0%           5.767%        1.43x           71.6%
Multifamily                          120              357,009,492          31.4%           5.666%        3.72            47.6%
Office                                16              244,451,035          21.5%           5.717%        1.63            66.7%
Hotel                                  3               67,000,000           5.9%           6.470%        1.50            73.8%
Mixed Use                              3               12,745,285           1.1%           5.922%        1.31            72.5%
Self Storage                           3                7,169,543           0.6%           6.047%        1.57            66.8%
Industrial                             2                5,426,983           0.5%           6.279%        1.30            64.8%

                                 -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              193          $ 1,138,076,748         100.0%           5.772%        2.19x           63.1%
                                 =================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                            WEIGHTED
                                                NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                                                MORTGAGED   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                   PROPERTY       REAL       PRINCIPAL      MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
          PROPERTY TYPE            SUB-TYPE    PROPERTIES    BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
          ---------------------------------------------------------------------------------------------------------------------
          RETAIL
                                   Anchored        32       $ 392,890,058       34.5%        5.738%      1.43x        71.7%
                                   Unanchored      14          51,384,353        4.5%        5.989%      1.47         70.1%

                                               --------------------------------------------------------------------------------
          TOTAL/WEIGHTED AVERAGE:                  46       $ 444,274,411       39.0%        5.767%      1.43x        71.6%
                                               ================================================================================

          (1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                                                                                             WEIGHTED
                                                NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                                                MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                               PROPERTY           REAL         PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
          PROPERTY TYPE        SUB-TYPE        PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
          ----------------------------------------------------------------------------------------------------------------------
          MULTIFAMILY
                           Cooperative             79        $ 162,082,767       14.2%        5.673%      6.34x        17.2%
                           Conventional            30          147,742,974       13.0%        5.823%      1.32         75.6%
                           Manufactured Housing    11           47,183,751        4.1%        5.150%      2.18         63.8%

                                               ---------------------------------------------------------------------------------
          TOTAL/WEIGHTED AVERAGE:                 120        $ 357,009,492       31.4%        5.666%      3.72x        47.6%
                                               =================================================================================

          (1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                      WEIGHTED
                              NUMBER OF                            PERCENTAGE OF       AVERAGE                     WEIGHTED
                              MORTGAGED        CUT-OFF DATE           INITIAL         MORTGAGE      WEIGHTED        AVERAGE
                                REAL             PRINCIPAL         MORTGAGE POOL      INTEREST       AVERAGE     CUT-OFF DATE
FEE/LEASEHOLD                PROPERTIES         BALANCE (1)           BALANCE           RATE        U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
Fee                             188          $  1,099,971,815           96.7%          5.774%         2.20x          63.0%
Leasehold                         5                38,104,934            3.3%          5.723%         1.99           64.8%

                             -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         193          $  1,138,076,748          100.0%          5.772%         2.19x          63.1%
                             =================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

[GRAPH OMITTED]

                                                                                   WEIGHTED
                                      NUMBER OF                   PERCENTAGE OF    AVERAGE               WEIGHTED
                                     UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE  WEIGHTED    AVERAGE
          RANGE OF CUT-OFF DATE       MORTGAGE      PRINCIPAL      MORTGAGE POOL   INTEREST  AVERAGE   CUT-OFF DATE
           PRINCIPAL BALANCES          LOANS        BALANCE (1)       BALANCE        RATE    U/W DSCR   LTV RATIO (1)
     ---------------------------------------------------------------------------------------------------------------
     $    118,609   -       750,000      27      $    11,425,869       1.0%         6.205%     8.18x      14.6%
          750,001   -     1,000,000       8            6,945,926       0.6%         6.021%     4.77       41.1%
        1,000,001   -     1,500,000      23           29,382,667       2.6%         5.950%     8.99       26.4%
        1,500,001   -     2,000,000      18           32,745,631       2.9%         5.976%     5.04       40.2%
        2,000,001   -     2,500,000      13           30,005,699       2.6%         5.627%     3.84       41.4%
        2,500,001   -     3,000,000      15           41,388,489       3.6%         5.770%     2.95       50.1%
        3,000,001   -     4,000,000      13           45,007,892       4.0%         6.017%     1.86       59.4%
        4,000,001   -     5,000,000      13           59,043,583       5.2%         5.900%     2.37       57.4%
        5,000,001   -     6,000,000       6           32,881,561       2.9%         5.719%     1.57       65.2%
        6,000,001   -     7,000,000       7           45,439,372       4.0%         5.597%     2.67       54.9%
        7,000,001   -     8,000,000       5           37,678,811       3.3%         5.595%     2.58       49.4%
        8,000,001   -    12,000,000       9           92,251,497       8.1%         5.692%     1.55       70.5%
       12,000,001   -    15,000,000       4           53,270,225       4.7%         5.785%     1.34       76.6%
       15,000,001   -    20,000,000       7          118,219,353      10.4%         5.677%     1.78       66.9%
       20,000,001   -    40,000,000       5          126,890,174      11.1%         5.568%     1.75       68.3%
       40,000,001   -    65,000,000       3          142,500,000      12.5%         5.869%     1.29       70.2%
       65,000,001   -  $ 86,000,000       3          233,000,000      20.5%         5.829%     1.62       69.4%

                                     -------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:            179      $ 1,138,076,748     100.0%         5.772%     2.19x      63.1%
                                     ===============================================================================

     MAXIMUM CUT-OFF DATE PRINCIPAL
     BALANCE (1):                                $    86,000,000
     MINIMUM CUT-OFF DATE PRINCIPAL              $       118,609
     BALANCE (1):
     AVERAGE CUT-OFF DATE PRINCIPAL              $     6,357,971
     BALANCE (1):

     (1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. all information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

[GRAPH OMITTED]

                                                                          WEIGHTED
                               NUMBER OF                   PERCENTAGE OF  AVERAGE               WEIGHTED
                              UNDERLYING   CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
           RANGE OF            MORTGAGE     PRINCIPAL      MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
          U/W DSCRs             LOANS       BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO (1)
     ------------------------------------------------------------------------------------------------------
       1.21x  -    1.30           22      $   329,460,137      28.9%       5.794%     1.27x       74.2%
       1.31   -    1.35           23          169,922,244      14.9%       5.938%     1.33        73.9%
       1.36   -    1.40           12           66,850,790       5.9%       6.091%     1.38        72.9%
       1.41   -    1.45            9           47,690,805       4.2%       5.802%     1.43        73.5%
       1.46   -    1.50            5           85,814,471       7.5%       6.370%     1.50        74.2%
       1.51   -    1.60            7           34,564,262       3.0%       5.650%     1.56        67.8%
       1.61   -    1.70            9           30,457,516       2.7%       5.440%     1.63        68.5%
       1.71   -    2.00            7           76,091,520       6.7%       5.699%     1.77        63.6%
       2.01   -   35.69x          85          297,225,004      26.1%       5.470%     4.46        36.1%

                              -----------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:     179      $ 1,138,076,748     100.0%       5.772%     2.19x       63.1%
                              =============================================================================

     MAXIMUM U/W DSCR:         35.69x
     MINIMUM U/W DSCR:          1.21x
     WTD. AVG. U/W DSCR:        2.19x

     (1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

[GRAPH OMITTED]

                                                                                       WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF       AVERAGE                           WEIGHTED
                                  UNDERLYING      CUT-OFF DATE        INITIAL         MORTGAGE          WEIGHTED          AVERAGE
      RANGE OF CUT-OFF DATE        MORTGAGE         PRINCIPAL      MORTGAGE POOL      INTEREST           AVERAGE       CUT-OFF DATE
     LOAN-TO-VALUE RATIOS (1)        LOANS         BALANCE (1)        BALANCE           RATE            U/W DSCR       LTV RATIO (1)
     -------------------------------------------------------------------------------------------------------------------------------
        2.0%    -   60.0%              89         $   270,140,144       23.7%            5.604%             4.61x             32.6%
       60.1%    -   70.0%              32             240,279,361       21.1%            5.683%             1.66              64.5%
       70.1%    -   72.5%               8             105,085,441        9.2%            5.790%             1.39              71.0%
       72.6%    -   74.5%              12             158,884,553       14.0%            6.128%             1.45              73.7%
       74.6%    -   75.5%               7              22,342,852        2.0%            6.102%             1.34              75.1%
       75.6%    -   77.5%              10             119,456,454       10.5%            5.839%             1.33              76.3%
       77.6%    -   78.5%               7             116,467,245       10.2%            5.636%             1.29              78.2%
       78.6%    -   80.0%              14             105,420,698        9.3%            5.852%             1.31              79.6%

                                ---------------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:          179         $ 1,138,076,748      100.0%            5.772%             2.19x             63.1%
                                ===================================================================================================

     MAXIMUM CUT-OFF DATE LTV RATIO (1):     80.0%
     MINIMUM CUT-OFF DATE LTV RATIO (1):      2.0%
     WTD. AVG. CUT-OFF DATE LTV RATIO (1):   63.1%

     (1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                             MORTGAGE INTEREST RATES

                                                                                       WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF       AVERAGE                          WEIGHTED
                                  UNDERLYING      CUT-OFF DATE        INITIAL         MORTGAGE          WEIGHTED         AVERAGE
               RANGE OF            MORTGAGE         PRINCIPAL      MORTGAGE POOL      INTEREST           AVERAGE      CUT-OFF DATE
       MORTGAGE INTEREST RATES       LOANS         BALANCE (1)        BALANCE           RATE            U/W DSCR      LTV RATIO (1)
     ------------------------------------------------------------------------------------------------------------------------------
       4.700%   -   5.000%              5         $    52,593,019        4.6%            4.885%              2.86x           51.2%
       5.001%   -   5.500%             29             225,176,757       19.8%            5.340%              2.71            53.2%
       5.501%   -   5.750%             28             227,223,894       20.0%            5.637%              1.85            70.3%
       5.751%   -   6.000%             51             393,854,958       34.6%            5.893%              2.09            62.9%
       6.001%   -   6.500%             46             215,257,576       18.9%            6.256%              2.07            69.1%
       6.501%   -   7.000%             14              22,814,738        2.0%            6.671%              1.67            64.8%
       7.001%   -   8.300%              6               1,155,806        0.1%            7.649%              6.85             6.0%

                                ---------------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:          179         $ 1,138,076,748      100.0%            5.772%              2.19x           63.1%
                                ===================================================================================================

     MAXIMUM MORTGAGE INTEREST RATE:                         8.300%
     MINIMUM MORTGAGE INTEREST RATE:                         4.700%
     WTD. AVG. MORTGAGE INTEREST RATE:                       5.772%

     (1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                  WEIGHTED
                                  NUMBER OF                       PERCENTAGE OF    AVERAGE                WEIGHTED       WEIGHTED
                                 UNDERLYING      CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED      AVERAGE        AVERAGE
                                  MORTGAGE         PRINCIPAL      MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE     REMAINING
   LOAN TYPE                        LOANS         BALANCE (1)        BALANCE        RATE     U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
   ---------------------------------------------------------------------------------------------------------------------------------
   Balloons without IO Term          125         $   416,555,971       36.6%         5.835%     2.95x        54.7%         N/A
   Balloons with Partial IO
   Term                               19             469,249,000       41.2%         5.905%     1.35         74.1%          22
   Interest Only Balloon Loans        16             111,448,900        9.8%         5.195%     3.05         53.5%          70
   ARD Loans without IO
   Periods                             4              26,150,433        2.3%         5.777%     1.26         77.1%         N/A
   ARD Loans with Partial IO
   Periods                             1               3,500,000        0.3%         5.610%     1.53         60.3%          59
   Interest Only ARD Loans             2              87,200,000        7.7%         5.482%     2.08         57.1%          53
   Fully Amortizing                   12              23,972,444        2.1%         5.831%     3.05         42.2%         N/A

                                 ---------------------------------------------------------------------------------------------------
   TOTAL/WEIGHTED AVERAGE:           179         $ 1,138,076,748      100.0%         5.772%     2.19x        63.1%         N/A
                                 ===================================================================================================

   (1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                   WEIGHTED
                                       NUMBER OF                   PERCENTAGE OF   AVERAGE                WEIGHTED
             RANGE OF                 UNDERLYING  CUT-OFF DATE        INITIAL      MORTGAGE  WEIGHTED     AVERAGE
           ORIGINAL TERMS              MORTGAGE     PRINCIPAL      MORTGAGE POOL   INTEREST   AVERAGE  CUT-OFF DATE
     TO STATED MATURITY (MONTHS) (1)    LOANS      BALANCE (2)        BALANCE        RATE    U/W DSCR  LTV RATIO (2)
     ---------------------------------------------------------------------------------------------------------------
        60   -    84                      21      $   353,762,312      31.1%         5.640%    1.77x       67.0%
        85   -   120                     140          731,081,613      64.2%         5.826%    2.16        63.6%
       121   -   240                      18           53,232,824       4.7%         5.908%    5.38        30.1%

                                      ------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:             179      $ 1,138,076,748     100.0%         5.772%    2.19x       63.1%
                                      ==============================================================================

     MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):       240
     MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):        60
     WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     107

     (1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
     (2) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                   REMAINING TERMS TO STATED MATURITY (1),(2)

                                                                                 WEIGHTED
                                     NUMBER OF                   PERCENTAGE OF   AVERAGE                WEIGHTED
            RANGE OF                UNDERLYING  CUT-OFF DATE        INITIAL      MORTGAGE  WEIGHTED     AVERAGE
         ORIGINAL TERMS              MORTGAGE     PRINCIPAL      MORTGAGE POOL   INTEREST   AVERAGE  CUT-OFF DATE
   TO STATED MATURITY (MONTHS) (2)    LOANS      BALANCE (2)        BALANCE        RATE    U/W DSCR  LTV RATIO (2)
   ---------------------------------------------------------------------------------------------------------------
      52   -    84                      22      $   361,362,312      31.8%         5.649%    1.76x       67.2%
      85   -   114                      23           88,548,387       7.8%         5.767%    2.37        56.5%
     115   -   120                     116          634,933,226      55.8%         5.831%    2.14        64.4%
     121   -   237                      18           53,232,824       4.7%         5.908%    5.38        30.1%

                                    ------------------------------------------------------------------------------
   TOTAL/WEIGHTED AVERAGE:             179      $ 1,138,076,748     100.0%         5.772%    2.19x       63.1%
                                    ==============================================================================

   MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):             237
   MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):              52
   WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):           103

   (1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
   (2) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                           ORIGINAL AMORTIZATION TERMS

                                                                                         WEIGHTED
                                     NUMBER OF                         PERCENTAGE OF      AVERAGE                     WEIGHTED
              RANGE OF              UNDERLYING       CUT-OFF DATE         INITIAL        MORTGAGE       WEIGHTED       AVERAGE
        ORIGINAL AMORTIZATION        MORTGAGE          PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE     CUT-OFF DATE
           TERMS (MONTHS)              LOANS          BALANCE (1)         BALANCE          RATE         U/W DSCR    LTV RATIO (1)
     ----------------------------------------------------------------------------------------------------------------------------
            Interest Only                18         $    198,648,900       17.5%          5.321%          2.62x         55.1%
        120      -     300               37              184,915,065       16.2%          6.133%          1.78          67.5%
        301      -     720              124              754,512,783       66.3%          5.802%          2.18          64.1%

                                    ---------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:            179         $  1,138,076,748      100.0%          5.772%          2.19x         63.1%
                                    =============================================================================================

     MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):            720
     MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):            120
     WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):          355

     (1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
     (2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                               REMAINING AMORTIZATION TERMS

                                                                                         WEIGHTED
                                     NUMBER OF                         PERCENTAGE OF      AVERAGE                     WEIGHTED
              RANGE OF              UNDERLYING       CUT-OFF DATE         INITIAL        MORTGAGE       WEIGHTED       AVERAGE
        ORIGINAL AMORTIZATION        MORTGAGE          PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE     CUT-OFF DATE
           TERMS (MONTHS) (1)          LOANS          BALANCE (1)         BALANCE          RATE         U/W DSCR    LTV RATIO (1)
     ----------------------------------------------------------------------------------------------------------------------------
            Interest Only               18          $    198,648,900       17.5%          5.321%          2.62x         55.1%
        116      -     250              15                27,123,658        2.4%          5.852%          3.40          40.3%
        251      -     300              22               157,791,407       13.9%          6.181%          1.50          72.2%
        301      -     355              32               136,970,508       12.0%          5.802%          2.39          57.6%
        356      -     715              92               617,542,275       54.3%          5.802%          2.14          65.5%

                                    ---------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:           179          $  1,138,076,748      100.0%          5.772%          2.19x         63.1%
                                    =============================================================================================

     MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):   715
     MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):   116
     WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS)(1)(2):  353

     (1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
     (2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                                   WEIGHTED
                                  NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                                  MORTGAGED     CUT-OFF DATE         INITIAL       MORTGAGE   WEIGHTED      AVERAGE
          RANGE OF YEARS            REAL          PRINCIPAL       MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
        BUILT/RENOVATED (1)      PROPERTIES      BALANCE (2)         BALANCE         RATE     U/W DSCR    LTV RATIO (2)
     ------------------------------------------------------------------------------------------------------------------
        1958     -     1985           23      $     72,216,747          6.3%        5.841%      2.17x          59.2%
        1986     -     1994           33           152,798,219         13.4%        5.780%      2.88           57.1%
        1995     -     1998           22            89,027,304          7.8%        5.852%      2.96           50.7%
        1999     -     2000           37           211,094,552         18.5%        5.720%      2.10           66.9%
        2001     -     2002           35           345,288,639         30.3%        5.832%      1.84           68.1%
        2003     -     2004           43           267,651,288         23.5%        5.685%      2.09           62.1%

                                 ----------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:         193      $  1,138,076,748        100.0%        5.772%      2.19x          63.1%
                                 ========================================================================================

     MOST RECENT YEAR BUILT/RENOVATED (1):  2004
     OLDEST YEAR BUILT/RENOVATED (1):       1958
     WTD. AVG. YEAR BUILT/RENOVATED (1):    1998

     (1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR RENOVATED OR CO-OP CONVERSION DATES IN THE CASE OF CO-OP MORTGAGED PROPERTIES.
     (2)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                   WEIGHTED
                                  NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                                  MORTGAGED     CUT-OFF DATE         INITIAL       MORTGAGE   WEIGHTED       AVERAGE
              RANGE OF              REAL          PRINCIPAL       MORTGAGE POOL    INTEREST    AVERAGE     CUT-OFF DATE
     OCCUPANCY RATES AT U/W (1)  PROPERTIES      BALANCE (2)         BALANCE         RATE     U/W DSCR     LTV RATIO (2)
     -------------------------------------------------------------------------------------------------------------------
        75%     -      85%             9      $     32,144,625         2.8%         5.326%      1.76x          66.6%
        86%     -      90%            13           209,431,462        18.4%         5.733%      1.63           64.9%
        91%     -      93%            13           219,651,080        19.3%         5.735%      1.40           73.1%
        94%     -      95%            11           143,241,619        12.6%         5.821%      1.46           73.4%
        96%     -      97%            13            64,568,338         5.7%         5.598%      1.55           71.0%
        98%     -     100%           131           402,039,624        35.3%         5.742%      3.44           49.5%

                                 ---------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:         190      $  1,071,076,748        94.1%         5.728%      2.24x          62.4%
                                 =======================================================================================

     MAXIMUM OCCUPANCY RATE AT U/W (1):       100%
     MINIMUM OCCUPANCY RATE AT U/W (1):        75%
     WTD. AVG. OCCUPANCY RATE AT U/W (1):      94%

     (1)  HOTEL PROPERTIES ARE NOT INCLUDED.
     (2)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                   PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)

                                                                                    WEIGHTED       WEIGHTED
                                                                                     AVERAGE       AVERAGE         WEIGHTED
                                                                   PERCENTAGE OF    REMAINING     REMAINING        AVERAGE
              RANGE OF             NUMBER OF     CUT-OFF DATE         INITIAL        LOCKOUT       LOCKOUT        REMAINING
         REMAINING TERMS TO        MORTGAGE        PRINCIPAL       MORTGAGE POOL     PERIOD     PLUS YM PERIOD     MATURITY
      STATED MATURITY (MONTHS)       LOANS        BALANCE (1)         BALANCE       (MONTHS)       (MONTHS)      (MONTHS)(2)
     -----------------------------------------------------------------------------------------------------------------------
         52     -     59               17      $    213,007,312         18.7%           50            51               55
         60     -     84                5           148,355,000         13.0%           73            73               79
         85     -     120             139           723,481,613         63.6%          108           109              116
        121     -     237              18            53,232,824          4.7%          157           171              178

                                  ------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:          179      $  1,138,076,748        100.0%           97            97              103
                                  ==========================================================================================

     (1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
     (2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                                     WEIGHTED      WEIGHTED
                                                                                     AVERAGE       AVERAGE         WEIGHTED
                                                                  PERCENTAGE OF     REMAINING     REMAINING        AVERAGE
                                   NUMBER OF     CUT-OFF DATE        INITIAL         LOCKOUT       LOCKOUT        REMAINING
                                   MORTGAGE        PRINCIPAL      MORTGAGE POOL      PERIOD     PLUS YM PERIOD     MATURITY
          PREPAYMENT OPTION          LOANS        BALANCE (1)        BALANCE        (MONTHS)       (MONTHS)      (MONTHS)(2)
     -----------------------------------------------------------------------------------------------------------------------
     Lockout / Defeasance              99      $    946,929,069        83.2%            97             97             102
     Lockout / Static                  57            91,446,644         8.0%           100            100             119
     Yield Maintenance                  8            62,371,083         5.5%             0             65              69
     Lockout / Yield Maintenance       13            32,445,704         2.9%            77            130             133
     Yield Maintenance / Static         2             4,884,249         0.4%             0             34             118

                                  -------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:          179      $  1,138,076,748       100.0%            97             97             103
                                  ===========================================================================================

     (1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
     (2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                      MORTGAGE POOL PREPAYMENT PROFILE (1)

                               NUMBER OF
                MONTHS SINCE    MORTGAGE   OUTSTANDING    % OF POOL       YIELD       PREPAYMENT   % OF POOL
       DATE     CUT-OFF DATE     LOANS     BALANCE (MM)    LOCKOUT     MAINTENANCE      PREMIUM       OPEN       TOTAL
     ------------------------------------------------------------------------------------------------------------------
       NOV-04              0         179   $    1,138.1       94.09%          5.91%         0.00%       0.00%     100.0%
       NOV-05             12         179   $    1,130.8       94.08%          5.92%         0.00%       0.00%     100.0%
       NOV-06             24         179   $    1,121.2       94.05%          5.95%         0.00%       0.00%     100.0%
       NOV-07             36         179   $    1,108.9       94.01%          5.58%         0.42%       0.00%     100.0%
       NOV-08             48         179   $    1,095.3       92.96%          5.76%         0.41%       0.87%     100.0%
       NOV-09             60         162   $      870.3       97.21%          2.29%         0.51%       0.00%     100.0%
       NOV-10             72         161   $      840.5       97.18%          2.31%         0.51%       0.00%     100.0%
       NOV-11             84         157   $      703.2       94.40%          5.01%         0.59%       0.00%     100.0%
       NOV-12             96         157   $      688.7       94.03%          5.01%         0.96%       0.00%     100.0%
       NOV-13            108         156   $      659.6       79.28%          5.12%        12.06%       3.54%     100.0%
       NOV-14            120          18   $       36.6       78.60%         21.40%         0.00%       0.00%     100.0%
       NOV-15            132          18   $       34.4       77.77%         22.23%         0.00%       0.00%     100.0%
       NOV-16            144          18   $       32.0       59.83%         23.24%        16.14%       0.79%     100.0%
       NOV-17            156          17   $       30.2       59.26%         23.85%        16.89%       0.00%     100.0%
       NOV-18            168          17   $       28.6       58.03%         24.34%        17.63%       0.00%     100.0%
       NOV-19            180           3   $        2.3      100.00%          0.00%         0.00%       0.00%     100.0%
       NOV-20            192           3   $        1.9      100.00%          0.00%         0.00%       0.00%     100.0%
       NOV-21            204           3   $        1.4      100.00%          0.00%         0.00%       0.00%     100.0%
       NOV-22            216           3   $        0.9      100.00%          0.00%         0.00%       0.00%     100.0%
       NOV-23            228           3   $        0.3      100.00%          0.00%         0.00%       0.00%     100.0%

     (1) CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE ARD LOANS ARE ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES. OTHERWISE CALCULATED BASED ON MATURITY ASSUMPTIONS TO BE SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                         UNDERLYING MORTGAGE LOAN SELLER

                                                                                    WEIGHTED
                                     NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED
                                    UNDERLYING     CUT-OFF DATE        INITIAL      MORTGAGE    WEIGHTED      AVERAGE
                                     MORTGAGE        PRINCIPAL      MORTGAGE POOL   INTEREST    AVERAGE     CUT-OFF DATE
     MORTGAGE LOAN SELLER              LOANS       BALANCE (1)         BALANCE        RATE      U/W DSCR    LTV RATIO (1)
     --------------------------------------------------------------------------------------------------------------------
     Column Financial, Inc.             77      $    805,954,999        70.8%         5.838%      1.51x         70.6%
     KeyBank National Association       21           159,252,622        14.0%         5.557%      1.51          70.4%
     NCB, FSB                           81           172,869,128        15.2%         5.664%      6.02          20.9%

                                    -------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:           179      $  1,138,076,748       100.0%         5.772%      2.19x         63.1%
                                    =====================================================================================

     (1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                        LARGE MORTGAGE LOAN CONCENTRATION

                                                            WEIGHTED
                                            PERCENTAGE OF    AVERAGE                  WEIGHTED
                           CUT-OFF DATE        INITIAL      MORTGAGE    WEIGHTED      AVERAGE
                            PRINCIPAL       MORTGAGE POOL   INTEREST     AVERAGE    CUT-OFF DATE
     CONCENTRATION (1)     BALANCE (1)         BALANCE        RATE      U/W DSCR    LTV RATIO (2)
     --------------------------------------------------------------------------------------------
     Top 1               $     86,000,000         7.6%       5.650%       1.29x         78.2%
     Top 3                    233,000,000        20.5%       5.829%       1.62          69.4%
     Top 5                    331,000,000        29.1%       5.827%       1.53          70.6%
     Top 7                    412,000,000        36.2%       5.763%       1.57          69.1%
     Top 10                   491,265,174        43.2%       5.779%       1.56          69.5%
     ENTIRE POOL         $  1,138,076,748       100.0%       5.772%       2.19x         63.1%

     (1) FOR THE PURPOSE OF THIS CALCULATION, VILLAGE SQUARE SHOPPING CENTER AND DEERPATH COURT SHOPPING CENTER ARE TREATED AS ONE LOAN, AS THEY ARE CROSS-COLLATERALIZED AND CROSS-DEFAULTED.
     (2)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4         COLLATERAL AND STRUCTURAL TERM SHEET       OCTOBER 18, 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                               WEIGHTED
                               NUMBER OF                     PERCENTAGE OF     AVERAGE                     WEIGHTED
                               MORTGAGED    CUT-OFF DATE       INITIAL         MORTGAGE    WEIGHTED        AVERAGE
                                 REAL        PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
STATE                         PROPERTIES     BALANCE (1)         BALANCE         RATE      U/W DSCR      LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------
New York                          58      $   133,752,998         15.7%          5.757%       5.40x          34.8%
Texas                             11          118,296,264         13.9%          5.875%       1.36           69.8%
California                        11           86,469,097         10.1%          5.833%       1.41           71.2%
    Northern California (2)        9           70,432,198          8.3%          5.789%       1.41           71.5%
    Southern California (2)        2           16,036,899          1.9%          6.029%       1.37           69.7%
New Jersey                         1           86,000,000         10.1%          5.650%       1.29           78.2%
District of Columbia               1           80,000,000          9.4%          5.485%       2.08           56.4%
Illinois                           6           64,439,648          7.6%          5.843%       1.41           74.1%
Georgia                            3           54,041,913          6.3%          6.252%       1.53           72.5%
Florida                            5           35,056,231          4.1%          5.428%       1.79           63.2%
Pennsylvania                       2           31,616,074          3.7%          5.752%       1.86           63.2%
Tennessee                          4           30,354,952          3.6%          5.774%       1.45           69.0%
Minnesota                          1           24,500,000          2.9%          5.970%       1.34           74.5%
Washington                         2           19,502,583          2.3%          5.462%       1.25           76.3%
Maryland                           1           16,500,000          1.9%          6.470%       1.50           73.8%
Virginia                           2           14,644,000          1.7%          6.362%       1.51           75.2%
North Carolina                     4           14,487,415          1.7%          6.100%       1.42           77.8%
Arizona                            3            6,775,036          0.8%          6.329%       1.38           70.3%
Arkansas                           1            6,088,500          0.7%          5.085%       2.40           54.1%
Nevada                             1            5,991,587          0.7%          5.510%       1.54           61.8%
Louisiana                          1            5,000,000          0.6%          5.960%       1.30           80.0%
Nebraska                           1            4,576,661          0.5%          5.490%       1.62           73.3%
Colorado                           3            4,085,257          0.5%          6.260%       1.22           74.8%
Oregon                             1            3,490,798          0.4%          6.060%       1.62           62.3%
Utah                               1            2,439,117          0.3%          6.080%       1.38           69.3%
Kentucky                           1            2,354,491          0.3%          6.400%       1.31           72.0%
Alaska                             1              957,716          0.1%          6.260%       1.22           74.8%
Missouri                           1              770,095          0.1%          6.050%       1.63           73.3%

                              ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          127      $   852,190,435        100.0%          5.804%      2.13x           64.5%
                              ========================================================================================

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                               WEIGHTED
                               NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                               MORTGAGED   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
                PROPERTY         REAL        PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
PROPERTY TYPE   SUB-TYPE      PROPERTIES     BALANCE (1)        BALANCE          RATE      U/W DSCR      LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------
RETAIL
                Anchored          32      $   392,890,058         46.1%         5.738%        1.43x        71.7%
                Unanchored        14           51,384,353          6.0%         5.989%        1.47         70.1%

                              ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           46      $   444,274,411         52.1%         5.767%        1.43x        71.6%
                              ========================================================================================

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                              MORTGAGED     CUT-OFF DATE       INITIAL         MORTGAGE    WEIGHTED       AVERAGE
                PROPERTY        REAL         PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
PROPERTY TYPE   SUB-TYPE      PROPERTIES     BALANCE (1)        BALANCE          RATE      U/W DSCR      LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                Cooperative       56      $    81,081,842          9.5%        5.667%          8.07x          11.8%
                Manufactured
                Housing            1            2,786,622          0.3%        5.760%          2.12           51.6%

                              ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           57      $    83,868,463          9.8%        5.670%          7.87x          13.2%
                              ========================================================================================

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                              MORTGAGED    CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
                                 REAL        PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
PROPERTY TYPE                 PROPERTIES    BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
Retail                            46      $   444,274,411         52.1%         5.767%        1.43x          71.6%
Office                            16          244,451,035         28.7%         5.717%        1.63           66.7%
Multifamily                       57           83,868,463          9.8%         5.670%        7.87           13.2%
Hotel                              3           67,000,000          7.9%         6.470%        1.50           73.8%
Self Storage                       3            7,169,543          0.8%         6.047%        1.57           66.8%
Industrial                         2            5,426,983          0.6%         6.279%        1.30           64.8%

                              ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          127      $   852,190,435        100.0%         5.804%        2.13x          64.5%
                              ========================================================================================

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

           GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED       WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE        AVERAGE
                               MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE      CUT-OFF DATE    REMAINING
LOAN TYPE                       LOANS       BALANCE (1)         BALANCE          RATE      U/W DSCR     LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------
Balloons without IO Term          79      $   217,622,274         25.5%         5.881%        3.42x          52.6%      N/A
Balloons with Partial IO Term     17          450,094,000         52.8%         5.897%        1.35           74.0%      22
Interest Only Balloon Loans       13           69,498,900          8.2%         5.276%        3.17           51.8%      69
ARD Loans without IO Periods       3            8,985,246          1.1%         6.230%        1.32           71.9%      N/A
ARD Loans with Partial IO
Periods                            1            3,500,000          0.4%         5.610%        1.53           60.3%      59
Interest Only ARD Loans            2           87,200,000         10.2%         5.482%        2.08           57.1%      53
Fully Amortizing                   7           15,290,015          1.8%         6.002%        2.75           50.5%      N/A

                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          122      $   852,190,435        100.0%         5.804%        2.13x          64.5%      N/A
                               =====================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                GROUP NO. 1 ORIGINAL AMORTIZATION TERMS

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
       RANGE OF               UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED         AVERAGE
ORIGINAL AMORTIZATION          MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
    TERMS (MONTHS)               LOANS      BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
Interest Only                     15      $   156,698,900         18.4%        5.390%        2.56x            54.7%
  120 - 300                       23          150,685,485         17.7%        6.170%        1.74             69.1%
  301 - 720                       84          544,806,050         63.9%        5.822%        2.11             66.0%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          122      $   852,190,435        100.0%        5.804%        2.13x            64.5%
                              =========================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):       720
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):       120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):     352

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
(2)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

                                                                                  WEIGHTED
                                 NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
         RANGE OF                UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED         AVERAGE
      ORIGINAL TERMS              MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)    LOANS       BALANCE (2)         BALANCE          RATE      U/W DSCR      LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------
  60  -  84                         13      $   285,336,704         33.5%          5.707%       1.75x           66.4%
  85  -  120                        98          542,775,049         63.7%          5.845%       2.14            64.5%
  121 -  240                        11           24,078,682          2.8%          6.043%       6.40            42.3%

                                 -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            122      $   852,190,435        100.0%          5.804%       2.13x           64.5%
                                 =========================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   105

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                    GROUP NO. 1 REMAINING AMORTIZATION TERMS

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
       RANGE OF               UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED         AVERAGE
REMAINING AMORTIZATION         MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
  TERMS (MONTHS) (1)             LOANS      BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
Interest Only                     15      $   156,698,900         18.4%         5.390%       2.56x            54.7%
  116 - 250                        9           17,248,868          2.0%         6.019%       3.46             45.4%
  251 - 300                       14          133,436,617         15.7%         6.189%       1.52             72.2%
  301 - 355                       20           75,063,311          8.8%         5.851%       2.54             60.7%
  356 - 715                       64          469,742,739         55.1%         5.817%       2.04             66.9%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          122      $   852,190,435        100.0%         5.804%       2.13x            64.5%
                              =========================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):      715
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):      116
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):    351

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
(2)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                 GROUP NO. 1 REMAINING TERMS TO STATED MATURITY

                                                                                      WEIGHTED
                                     NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
             RANGE OF                UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED         AVERAGE
          REMAINING TERMS             MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)      LOANS      BALANCE (2)         BALANCE          RATE      U/W DSCR      LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------
52  - 84                                13      $   285,336,704         33.5%          5.707%       1.75x           66.4%
85  - 114                               15           58,558,429          6.9%          5.783%       2.64            54.7%
115 - 120                               83          484,216,620         56.8%          5.852%       2.08            65.7%
121 - 235                               11           24,078,682          2.8%          6.043%       6.40            42.3%

                                     ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                122      $   852,190,435        100.0%          5.804%       2.13x           64.5%
                                     ========================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):    235
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):     52
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):  100

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                   GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED         AVERAGE
   RANGE OF CUT-OFF DATE       MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
   PRINCIPAL BALANCES (1)       LOANS       BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
     $118,609  -     750,000      21              8,820,566        1.0%        6.091%          9.53x          7.5%
      750,001  -   1,000,000       4              3,379,496        0.4%        5.960%          6.25          38.1%
    1,000,001  -   1,500,000      16             20,586,115        2.4%        5.944%         10.97          22.1%
    1,500,001  -   2,000,000      14             25,177,835        3.0%        5.977%          5.29          39.1%
    2,000,001  -   2,500,000      10             22,840,587        2.7%        5.746%          4.19          41.7%
    2,500,001  -   3,000,000      11             29,742,972        3.5%        5.861%          3.06          49.0%
    3,000,001  -   4,000,000       5             17,217,341        2.0%        6.115%          1.44          60.1%
    4,000,001  -   5,000,000      10             45,120,828        5.3%        5.907%          2.14          59.0%
    5,000,001  -   6,000,000       5             27,125,734        3.2%        5.704%          1.62          65.2%
    6,000,001  -   7,000,000       3             18,716,674        2.2%        5.528%          2.55          45.4%
    7,000,001  -   8,000,000       1              7,200,000        0.8%        5.450%          2.06          64.9%
    8,000,001  -  12,000,000       5             49,400,492        5.8%        5.477%          1.63          69.6%
   12,000,001  -  15,000,000       2             25,389,167        3.0%        5.817%          1.39          74.6%
   15,000,001  -  20,000,000       5             85,582,453       10.0%        5.668%          1.40          73.1%
   20,000,001  -  50,000,000       6             181,890,17       21.3%        5.847%          1.40          70.1%
   50,000,001  -  65,000,000       1             51,000,000        6.0%        5.873%          1.30          70.9%
   65,000,001  - $86,000,000       3            233,000,000       27.3%        5.829%          1.62          69.4%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          122         $  852,190,435      100.0%        5.804%         2.13x          64.5%
                              =========================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):            $ 86,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):            $    118,609
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):            $  6,985,167


(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED        AVERAGE
  RANGE OF                     MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
  U/W DSCRs                     LOANS       BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
  1.21x  -   1.30                 11      $   244,948,408         28.7%        5.815%          1.27x          73.4%
  1.31   -   1.35                 13          115,570,414         13.6%        5.892%          1.33           74.0%
  1.36   -   1.40                 11           65,205,150          7.7%        6.089%          1.38           72.7%
  1.41   -   1.45                  5           38,624,621          4.5%        5.792%          1.43           72.7%
  1.46   -   1.50                  4           80,969,783          9.5%        6.414%          1.50           73.9%
  1.51   -   1.60                  5           31,425,582          3.7%        5.625%          1.56           67.5%
  1.61   -   1.70                  6           23,550,046          2.8%        5.449%          1.62           69.4%
  1.71   -   2.00                  5           60,523,366          7.1%        5.586%          1.76           63.8%
  2.01   -   35.69x               62          191,373,063         22.5%        5.527%          4.64           38.1%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          122      $   852,190,435        100.0%        5.804%          2.13x          64.5%
                              =========================================================================================

MAXIMUM U/W DSCR:                    35.69x
MINIMUM U/W DSCR:                     1.21x
WTD. AVG. U/W DSCR:                   2.13x

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                       GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED        AVERAGE
        RANGE OF               MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
MORTGAGE INTEREST RATES         LOANS       BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
  4.980%  -  5.000%                1      $     2,681,072          0.3%          4.980%        7.37x           5.9%
  5.001%  -  5.500%               22          195,828,867         23.0%          5.335%        2.51           55.4%
  5.501%  -  5.750%               19          169,176,154         19.9%          5.637%        1.99           68.4%
  5.751%  -  6.000%               32          300,839,346         35.3%          5.896%        1.88           65.9%
  6.001%  -  6.500%               35          169,288,304         19.9%          6.290%        2.18           69.8%
  6.501%  -  7.000%               10           13,939,944          1.6%          6.625%        1.89           64.1%
  7.001%  -  8.300%                3              436,748          0.1%          7.832%        6.58            5.0%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          122      $   852,190,435        100.0%          5.804%        2.13x          64.5%
                              =========================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                      8.300%
MINIMUM MORTGAGE INTEREST RATE:                      4.980%
WTD. AVG. MORTGAGE INTEREST RATE:                    5.804%

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                  GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                               WEIGHTED
                               NUMBER OF                     PERCENTAGE OF     AVERAGE                     WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED        AVERAGE
  RANGE OF CUT-OFF DATE        MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
  LOAN-TO-VALUE RATIOS (1)      LOANS       BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
   2.0% - 60.0%                   64      $   184,965,848         21.7%        5.584%          4.68x          36.5%
  60.1% - 70.0%                   21          173,314,503         20.3%        5.767%          1.57           64.5%
  70.1% - 72.5%                    8          105,085,441         12.3%        5.790%          1.39           71.0%
  72.6% - 74.5%                   11          155,797,802         18.3%        6.138%          1.45           73.7%
  74.6% - 75.5%                    5           11,730,383          1.4%        6.211%          1.34           74.9%
  75.6% - 77.5%                    4           64,962,373          7.6%        5.819%          1.33           75.9%
  77.6% - 78.5%                    4          108,790,085         12.8%        5.614%          1.29           78.2%
  78.6% - 80.0%                    5           47,544,000          5.6%        6.044%          1.31           79.5%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          122      $   852,190,435        100.0%        5.804%          2.13x          64.5%
                              =========================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):      2.0%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   64.5%

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                     GROUP NO. 1 UNDERLYING MORTGAGED REAL
                        PROPERTIES BY OWNERSHIP INTEREST

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                              MORTGAGED    CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED        AVERAGE
                                REAL         PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
FEE/LEASEHOLD                 PROPERTIES    BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
Fee                              122      $   814,085,501         95.5%        5.808%         2.13x           64.5%
Leasehold                          5           38,104,934          4.5%        5.723%         1.99            64.8%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          127      $   852,190,435        100.0%        5.804%         2.13X           64.5%
                              =========================================================================================

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                         GROUP NO. 1 OCCUPANCY RATES AT
                                  UNDERWRITING

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                              MORTGAGED    CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
         RANGE OF               REAL         PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)    PROPERTIES    BALANCE (2)         BALANCE          RATE      U/W DSCR      LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
      82%  -   85%                 3      $    18,133,191          2.1%        5.184%         1.77x           67.2%
      86%  -   90%                 7          161,270,648         18.9%        5.760%         1.70            62.0%
      91%  -   93%                 8          186,848,197         21.9%        5.720%         1.37            73.3%
      94%  -   95%                 5          103,608,641         12.2%        5.817%         1.45            72.8%
      96%  -   97%                 4           21,730,140          2.5%        5.917%         1.46            67.9%
      98%  -  100%                97          293,599,619         34.5%        5.755%         3.30            54.8%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          124      $   785,190,435         92.1%        5.747%         2.18X           63.7%
                              =========================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):     100%
MINIMUM OCCUPANCY RATE AT U/W (1):      82%
WTD. AVG. OCCUPANCY RATE AT U/W (1):    94%

(1) HOTEL PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                    GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                              MORTGAGED    CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
RANGE OF YEARS                   REAL        PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE       CUT-OFF DATE
BUILT/RENOVATED (1)           PROPERTIES    BALANCE (2)         BALANCE          RATE      U/W DSCR      LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
   1975 - 1985                    10      $    15,164,709          1.8%        5.965%          3.97x          33.3%
   1986 - 1994                    25          129,295,521         15.2%        5.877%          2.64           60.4%
   1995 - 1998                    14           43,570,985          5.1%        5.859%          2.58           58.4%
   1999 - 2000                    22          177,422,883         20.8%        5.716%          1.98           68.8%
   2001 - 2002                    24          280,118,249         32.9%        5.912%          1.79           68.8%
   2003 - 2004                    32          206,618,088         24.2%        5.663%          2.16           61.1%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          127      $   852,190,435        100.0%        5.804%          2.13x          64.5%
                              =========================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):  2004
OLDEST YEAR BUILT/RENOVATED (1):       1975
WTD. AVG. YEAR BUILT/RENOVATED (1):    1999

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(2) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                          GROUP NO. 1 PREPAYMENT OPTION

                                                 PREPAYMENT OPTION

                                                                               WEIGHTED       WEIGHTED
                                                                                AVERAGE        AVERAGE       WEIGHTED
                                                             PERCENTAGE OF     REMAINING      REMAINING      AVERAGE
                              NUMBER OF    CUT-OFF DATE         INITIAL         LOCKOUT       LOCKOUT        REMAINING
                               MORTGAGE     PRINCIPAL       LOAN GROUP NO. 1    PERIOD     PLUS YM PERIOD    MATURITY
PREPAYMENT OPTION               LOANS      BALANCE (1)          BALANCE        (MONTHS)       (MONTHS)       (MONTHS) (2)
-------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance              57      $   696,810,016         81.8%           95             95            100
Yield Maintenance                  8           62,371,083          7.3%            0             65             69
Lockout / Static                  43           62,159,680          7.3%           98             98            116
Lockout / Yield Maintenance       12           25,965,406          3.0%           77            134            138
Yield Maintenance / Static         2            4,884,249          0.6%            0             34            118

                              -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          122      $   852,190,435        100.0%           95             94            100
                              ===========================================================================================

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                              MORTGAGED    CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED        AVERAGE
                                REAL         PRINCIPAL      LOAN GROUP NO. 2   INTEREST    AVERAGE       CUT-OFF DATE
STATE                         PROPERTIES    BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
Texas                             10      $    45,557,735         15.9%          5.790%      1.42x            75.3%
New York                          20           45,111,594         15.8%          5.422%      5.41             17.0%
Michigan                           8           44,949,806         15.7%          5.195%      2.55             55.6%
Florida                            4           38,187,736         13.4%          5.829%      1.28             77.3%
New Jersey                         2           17,459,279          6.1%          5.940%      4.48             17.7%
Mississippi                        2           15,190,871          5.3%          5.856%      1.30             79.8%
Connecticut                        5           14,735,736          5.2%          6.053%      1.75             61.2%
Indiana                            1           13,960,155          4.9%          5.720%      1.26             77.1%
California                         2           13,860,990          4.8%          5.550%      1.30             75.8%
    Northern California (2)        2           13,860,990          4.8%          5.550%      1.30             75.8%
Arizona                            2            9,595,292          3.4%          5.830%      1.31             70.7%
Maryland                           4            8,797,187          3.1%          6.637%      1.34             62.9%
Ohio                               2            7,991,122          2.8%          5.716%      1.23             79.5%
Delaware                           1            3,919,169          1.4%          6.070%      1.72             76.1%
Louisiana                          2            3,588,632          1.3%          6.028%      1.46             76.4%
Oklahoma                           1            2,981,009          1.0%          4.750%      1.66             51.8%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           66        $ 285,886,314        100.0%          5.676%      2.39x            58.7%
                              =========================================================================================

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
(2) NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                              MORTGAGED    CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED        AVERAGE
        PROPERTY                REAL         PRINCIPAL      LOAN GROUP NO. 2   INTEREST    AVERAGE       CUT-OFF DATE
        SUB-TYPE              PROPERTIES    BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
Conventional                      30      $   147,742,974         51.7%        5.823%          1.32x          75.6%
Cooperative                       23           81,000,925         28.3%        5.679%          4.61           22.6%
Manufactured
Housing                           10           44,397,129         15.5%        5.111%          2.19           64.6%
                              -----------------------------------------------------------------------------------------
AVERAGE:                          63      $   273,141,028         95.5%        5.665%          2.44x          58.1%
                              =========================================================================================

CUT-OFF DATE IN NOVEMBER 2004.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
                              MORTGAGED    CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED     AVERAGE
                                REAL         PRINCIPAL      LOAN GROUP NO. 2   INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE                 PROPERTIES    BALANCE (1)         BALANCE          RATE      U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------
Multifamily                       63      $   273,141,028         95.5%        5.665%        2.44x         58.1%
Mixed Use                          3           12,745,285          4.5%        5.922%        1.31          72.5%

                              --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           66      $   285,886,314        100.0%        5.676%        2.39x         58.7%
                              ======================================================================================

(1)  ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

           GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED       WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED     AVERAGE        AVERAGE
                               MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2   INTEREST    AVERAGE    CUT-OFF DATE    REMAINING
LOAN TYPE                       LOANS       BALANCE (1)         BALANCE          RATE      U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------------
Balloons without IO Term          46      $   198,933,697         69.6%         5.784%         2.44x       57.1%         N/A
Balloons with
Partial IO Term                    2           19,155,000          6.7%         6.090%         1.34        76.3%         20
Interest Only Balloon Loans        3           41,950,000         14.7%         5.061%         2.85        56.5%         72
ARD Loans without IO Periods       1           17,165,187          6.0%         5.540%         1.22        79.8%         N/A
Fully Amortizing                   5            8,682,429          3.0%         5.530%         3.56        27.5%         N/A

                            ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           57      $   285,886,314        100.0%         5.676%         2.39x       58.7%         N/A
                            ======================================================================================================

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
        RANGE OF              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED        AVERAGE
 ORIGINAL AMORTIZATION         MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2   INTEREST    AVERAGE       CUT-OFF DATE
     TERMS (MONTHS)             LOANS       BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
     Interest Only                 3      $    41,950,000         14.7%          5.061%      2.85x            56.5%
     180   -   300                14           34,229,500         12.0%          5.972%      1.91             60.4%
     301   -   480                40          209,706,733         73.4%          5.751%      2.38             58.9%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           57      $   285,886,314        100.0%          5.676%      2.39x            58.7%
                              =========================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):         480
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):         180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):       364

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                  GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY

                                                                                 WEIGHTED
                                 NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
         RANGE OF                UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
      ORIGINAL TERMS              MORTGAGE     PRINCIPAL      LOAN GROUP NO. 2   INTEREST     AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)    LOANS       BALANCE (2)         BALANCE          RATE      U/W DSCR      LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
       60    -    84               8      $    68,425,608         23.9%        5.360%            1.89x        69.7%
       85    -    120             42          188,306,564         65.9%        5.772%            2.24         60.8%
       121   -    240              7           29,154,141         10.2%        5.796%            4.54         20.0%

                               ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           57      $   285,886,314        100.0%        5.676%            2.39x        58.7%
                               ========================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):       60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    113

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                    GROUP NO. 2 REMAINING AMORTIZATION TERMS

                                                                                  WEIGHTED
                                 NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
         RANGE OF                UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
   REMAINING AMORTIZATION         MORTGAGE     PRINCIPAL      LOAN GROUP NO. 2   INTEREST     AVERAGE      CUT-OFF DATE
     TERMS (MONTHS) (1)            LOANS       BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
      Interest Only                  3      $    41,950,000         14.7%          5.061%        2.85x          56.5%
      174   -   250                  6            9,874,790          3.5%          5.561%        3.29           31.3%
      251   -   300                  8           24,354,790          8.5%          6.138%        1.35           72.2%
      301   -   355                 12           61,907,197         21.7%          5.743%        2.20           53.8%
      356   -   477                 28          147,799,536         51.7%          5.754%        2.45           61.1%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             57      $   285,886,314        100.0%          5.676%        2.39x          58.7%
                              =========================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        477
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        174
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS)(1)(2):       360

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                 GROUP NO. 2 REMAINING TERMS TO STATED MATURITY

                                                                                      WEIGHTED
                                     NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
         RANGE OF                    UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
      REMAINING TERMS                 MORTGAGE     PRINCIPAL      LOAN GROUP NO. 2   INTEREST     AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)     LOANS       BALANCE (2)         BALANCE          RATE      U/W DSCR      LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------
      54    -   84                       9      $    76,025,608         26.6%            5.433%      1.84x          70.3%
      85    -   114                      8           29,989,958         10.5%            5.737%      1.85           60.0%
      115   -   120                     33          150,716,607         52.7%            5.763%      2.36           60.2%
      121   -   237                      7           29,154,141         10.2%            5.796%      4.54           20.0%

                                  -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 57      $   285,886,314        100.0%            5.676%      2.39x          58.7%
                                  ===========================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):       237
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):        54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):     109

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.

(2) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

                  GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                      WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE     WEIGHTED        AVERAGE
 RANGE OF CUT-OFF DATE         MORTGAGE     PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE       CUT-OFF DATE
 PRINCIPAL BALANCES (1)         LOANS       BALANCE (1)         BALANCE         RATE        U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
   $197,551  -     750,000         6      $     2,605,303          0.9%          6.592%          3.63x          38.3%
    750,001  -   1,000,000         4            3,566,430          1.2%          6.079%          3.38           44.0%
  1,000,001  -   1,500,000         7            8,796,552          3.1%          5.965%          4.36           36.5%
  1,500,001  -   2,000,000         4            7,567,796          2.6%          5.971%          4.20           43.6%
  2,000,001  -   2,500,000         3            7,165,111          2.5%          5.249%          2.74           40.4%
  2,500,001  -   3,000,000         4           11,645,517          4.1%          5.538%          2.68           53.1%
  3,000,001  -   4,000,000         8           27,790,551          9.7%          5.956%          2.12           59.1%
  4,000,001  -   5,000,000         3           13,922,754          4.9%          5.877%          3.12           52.1%
  5,000,001  -   6,000,000         1            5,755,827          2.0%          5.790%          1.31           65.6%
  6,000,001  -   7,000,000         4           26,722,698          9.3%          5.645%          2.75           61.6%
  7,000,001  -   8,000,000         4           30,478,811         10.7%          5.630%          2.70           45.8%
  8,000,001  -  12,000,000         4           42,851,005         15.0%          5.940%          1.45           71.5%
 12,000,001  -  15,000,000         2           27,881,058          9.8%          5.755%          1.28           78.4%
 15,000,001  -  20,000,000         2           32,636,900         11.4%          5.701%          2.79           50.5%
 20,000,001  - $36,500,000         1           36,500,000         12.8%          4.930%          2.35           63.0%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           57      $   285,886,314        100.0%          5.676%          2.39x          58.7%
                              =========================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):  $ 36,500,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):  $    197,551
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):  $  5,015,549

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

             GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                               WEIGHTED
                               NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
        RANGE OF               MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2   INTEREST    AVERAGE       CUT-OFF DATE
       U/W DSCRs                LOANS       BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
  1.21x  -   1.30                 11      $    84,511,729         29.6%          5.733%        1.26x          76.6%
  1.31   -   1.35                 10           54,351,830         19.0%          6.037%        1.33           73.7%
  1.36   -   1.40                  1            1,645,639          0.6%          6.180%        1.36           78.4%
  1.41   -   1.45                  4            9,066,184          3.2%          5.842%        1.43           77.0%
  1.46   -   1.50                  1            4,844,687          1.7%          5.630%        1.49           79.4%
  1.51   -   1.60                  2            3,138,680          1.1%          5.900%        1.56           70.9%
  1.61   -   1.70                  3            6,907,470          2.4%          5.409%        1.65           65.4%
  1.71   -   2.00                  2           15,568,154          5.4%          6.137%        1.80           62.7%
  2.01   -  11.49x                23          105,851,940         37.0%          5.368%        4.14           32.6%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           57      $   285,886,314        100.0%          5.676%        2.39x          58.7%
                              =========================================================================================

MAXIMUM U/W DSCR:              11.49x
MINIMUM U/W DSCR:               1.21x
WTD. AVG. U/W DSCR:             2.39x

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                      GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED        AVERAGE
         RANGE OF             MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2    INTEREST    AVERAGE       CUT-OFF DATE
  MORTGAGE INTEREST RATES       LOANS       BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
   4.700%   -   5.000%             4      $    49,911,947         17.5%        4.880%          2.61x          53.7%
   5.001%   -   5.500%             7           29,347,890         10.3%        5.378%          4.11           38.7%
   5.501%   -   5.750%             9           58,047,741         20.3%        5.636%          1.42           75.6%
   5.751%   -   6.000%            19           93,015,612         32.5%        5.882%          2.75           53.1%
   6.001%   -   6.500%            11           45,969,272         16.1%        6.129%          1.68           66.6%
   6.501%   -   7.000%             4            8,874,793          3.1%        6.743%          1.33           65.9%
   7.001%   -   7.680%             3              719,059          0.3%        7.538%          7.02            6.6%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           57      $   285,886,314        100.0%        5.676%          2.39x          58.7%
                              =========================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                     7.680%
MINIMUM MORTGAGE INTEREST RATE:                     4.700%
WTD. AVG. MORTGAGE INTEREST RATE:                   5.676%

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                 GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL        MORTGAGE     WEIGHTED        AVERAGE
   RANGE OF CUT-OFF DATE       MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2   INTEREST     AVERAGE       CUT-OFF DATE
  LOAN-TO-VALUE RATIOS (1)     LOANS        BALANCE (1)         BALANCE          RATE        U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
     4.5%    -   60.0%            25      $    85,174,295         29.8%          5.648%        4.46x          24.1%
    60.1%   -   70.0%             11           66,964,858         23.4%          5.466%        1.89           64.5%
    70.0%   -   74.5%              1            3,086,751          1.1%          5.650%        1.44           72.6%
    74.6%   -   75.5%              2           10,612,469          3.7%          5.982%        1.34           75.3%
    75.6%   -   77.5%              6           54,494,081         19.1%          5.862%        1.32           76.7%
    77.6%   -   78.5%              3            7,677,160          2.7%          5.949%        1.35           78.4%
    78.6%   -   79.8%              9           57,876,698         20.2%          5.695%        1.30           79.7%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           57      $   285,886,314        100.0%          5.676%        2.39x          58.7%
                              =========================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):        79.8%
MINIMUM CUT-OFF DATE LTV RATIO (1):         4.5%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):      58.7%

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 18, 2004

     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                              MORTGAGED    CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
                                REAL         PRINCIPAL      LOAN GROUP NO. 2   INTEREST    AVERAGE       CUT-OFF DATE
FEE/LEASEHOLD                 PROPERTIES    BALANCE (1)         BALANCE         RATES      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
Fee                               66      $   285,886,314        100.0%        5.676%         2.39x           58.7%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           66      $   285,886,314        100.0%        5.676%         2.39x           58.7%
                              =========================================================================================

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                  GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                              MORTGAGED    CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
         RANGE OF               REAL         PRINCIPAL      LOAN GROUP NO. 2   INTEREST    AVERAGE       CUT-OFF DATE
   OCCUPANCY RATES AT U/W    PROPERTIES    BALANCE (1)         BALANCE          RATE      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
    75%    -    85%                6      $    14,011,433          4.9%          5.511%          1.74x          65.9%
    86%    -    90%                6           48,160,814         16.8%          5.644%          1.40           74.6%
    91%    -    93%                5           32,802,883         11.5%          5.822%          1.51           72.2%
    94%    -    95%                6           39,632,979         13.9%          5.831%          1.50           75.0%
    96%    -    97%                9           42,838,199         15.0%          5.436%          1.60           72.6%
    98%    -    100%              34          108,440,005         37.9%          5.706%          3.82           35.3%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           66      $   285,886,314        100.0%          5.676%          2.39x          58.7%
                              =========================================================================================

MAXIMUM OCCUPANCY RATE AT U/W:   100%
MINIMUM OCCUPANCY RATE AT U/W:    75%
WTD. AVG. OCCUPANCY RATE AT U/W:  95%

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                    GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                               WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                              MORTGAGED    CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED        AVERAGE
     RANGE OF YEARS             REAL         PRINCIPAL      LOAN GROUP NO. 2   INTEREST    AVERAGE       CUT-OFF DATE
    BUILT/RENOVATED (1)       PROPERTIES    BALANCE (2)         BALANCE          RATE      U/W DSCR      LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
    1958   -   1985               13      $    57,052,038         20.0%          5.808%        1.69x          66.1%
    1986   -   1994                8           23,502,698          8.2%          5.244%        4.20           38.7%
    1995   -   1998                8           45,456,320         15.9%          5.846%        3.32           43.3%
    1999   -   2000               15           33,671,669         11.8%          5.741%        2.74           56.9%
    2001   -   2002               11           65,170,390         22.8%          5.486%        2.04           65.0%
    2003   -   2004               11           61,033,200         21.3%          5.759%        1.84           65.5%

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           66      $   285,886,314        100.0%          5.676%        2.39x          58.7%
                              =========================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):    2004
OLDEST YEAR BUILT/RENOVATED (1):         1958
WTD. AVG. YEAR BUILT/RENOVATED (1):      1994

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR RENOVATED OR CO-OP CONVERSION DATES IN THE CASE OF CO-OP MORTGAGED PROPERTIES.
(2) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.

                         GROUP NO. 2 PREPAYMENT OPTION


                                                                               WEIGHTED       WEIGHTED
                                                                               AVERAGE        AVERAGE        WEIGHTED
                                                             PERCENTAGE OF     REMAINING     REMAINING       AVERAGE
                              NUMBER OF   CUT-OFF DATE         INITIAL         LOCKOUT        LOCKOUT       REMAINING
                              MORTGAGE     PRINCIPAL       LOAN GROUP NO. 2    PERIOD     PLUS YM PERIOD    MATURITY
     PREPAYMENT OPTION         LOANS      BALANCE (1)          BALANCE        (MONTHS)       (MONTHS)       (MONTHS)(2)
-----------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance              42      $   250,119,053         87.5%          103            103            107
Lockout / Static                  14           29,286,964         10.2%          105            105            126
Lockout / Yield Maintenance        1            6,480,297          2.3%           79            111            115

                              -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           57      $   285,886,314        100.0%          103            103            109
                              =========================================================================================

(1) ASSUMES A CUT-OFF DATE IN NOVEMBER 2004.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                           SIGNIFICANT MORTGAGE LOANS

                                                                  PERCENTAGE
                                                    CUT-OFF       OF INITIAL                                             CUT-OFF
                                                     DATE          MORTGAGE              LOAN PER    MORTGAGE              DATE
                                    PROPERTY       PRINCIPAL         POOL     SF/UNITS/  SF/UNITS/   INTEREST    U/W       LTV
    #   LOAN NAME                     TYPE        BALANCE (1)       BALANCE     ROOMS    ROOMS (1)     RATE     DSCR     RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
    1   Brunswick Square            Retail     $   86,000,000        7.6%     301,607    $      285    5.650%  1.29x       78.2%
    2   1201 New York Avenue        Office     $   80,000,000 (2)    7.0%     419,037    $      191    5.485%  2.08x (3)   56.4% (3)
    3   Highland Hospitality
        Portfolio                   Hotel      $   67,000,000        5.9%         754    $   88,859    6.470%  1.50x       73.8%
    4   469 Seventh Avenue          Office     $   51,000,000        4.5%     240,388    $      212    5.873%  1.30x       70.9%
    5   Village on the Parkway      Retail     $   47,000,000        4.1%     381,166    $      123    5.770%  1.31x       75.8%
    6   The Shops at Legacy         Retail     $   44,500,000        3.9%     266,048    $      167    5.970%  1.26x       63.5%
    7   Bertakis MHP Portfolio    Multifamily  $   36,500,000        3.2%       1,723    $   21,184    4.930%  2.35x       63.0%
    8   Lake Zurich Portfolio (4)   Retail     $   32,000,000        2.8%     363,021    $       88    5.680%  1.43x       73.3%
    9   Wayzata Office              Office     $   24,500,000        2.2%      65,626    $      373    5.970%  1.34x       74.5%
   10   Laurel Mall                 Retail     $   22,765,174        2.0%     558,802    $       41    6.000%  1.71x       64.3%
----------------------------------------------------------------------------------------------------------------------------------
        TOTAL / WTD. AVG.                      $  491,265,174       43.2%       N/A          N/A       5.779%  1.56x       69.5%
==================================================================================================================================

(1)  Based on a November 2004 Cut-off Date.

(2) The 1201 New York Avenue Total Loan is $105,000,000. An $80,000,000 Pooled Portion will be included in the trust. Not included in the trust are two b-notes totaling $25,000,000.

(3) Based on the $80,000,000 1201 New York Avenue Pooled Portion. The U/W DSCR and Cut-off Date LTV Ratio for the $105,000,000 New York Avenue Total Loan are 1.51x and 74.0%, respectively.

(4) For presentation purposes, the $19,500,000 Village Square Shopping Center and $12,500,000 Deerpath Court Shopping Center Mortgage Loans, which are cross-collateralized and cross-defaulted, are shown as one loan.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                BRUNSWICK SQUARE

                         [PLACEHOLDER FOR PHOTO AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                BRUNSWICK SQUARE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):    $86,000,000

FIRST PAYMENT DATE:                    September 11, 2004

MORTGAGE INTEREST RATE:                5.650% per annum

AMORTIZATION TERM:                     Two years interest only, 360 month
                                       amortization schedule thereafter

MATURITY DATE:                         August 11, 2014

MATURITY BALANCE:                      $75,606,764

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       Lockout/Defeasance: 113
(PAYMENTS)                             Open: 7

LOAN PER SF (1):                       $285

UPFRONT RESERVES:                      None

ONGOING RESERVES - MONTHLY:            Replacement Reserve (2)               Yes

                                       TI/LC Reserve (3)                     Yes

LOCKBOX:                               Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored

LOCATION:                              East Brunswick, NJ

YEAR BUILT/RENOVATED:                  1973 / 2000

SQUARE FEET:                           301,607

OCCUPANCY AT U/W (4):                  92%

OWNERSHIP INTEREST:                    Fee (5)

                                                       % OF
                                                       TOTAL         LEASE
ANCHOR/MAJOR TENANTS                   NRSF             NRSF         EXPIRATION
--------------------                   ----            -----         ----------
Macy's (6)                             244,000           N/A         N/A
J.C. Penney (6)                        223,626           N/A         N/A
Mega Movies                             49,313          16.4%        1/31/2020
Barnes & Noble                          24,833           8.2%        7/31/2009
Old Navy                                15,856           5.3%        1/31/2009

PROPERTY MANAGEMENT:                   Simon Management Associates, LLC

                                        12/31/2003      4/30/2004       U/W
                                        ----------      ---------       ---
NET OPERATING INCOME:                  $   7,396,922   $ 7,432,356   $ 7,997,184
NET CASH FLOW:                                                       $ 7,673,777
DSCR:                                                                       1.29x
APPRAISED VALUE:                       $ 110,000,000
CUT-OFF DATE LTV RATIO (1):                     78.2%
MATURITY LTV RATIO:                             68.7%

(1)  Based on a November 2004 Cut-off Date.

(2) Upon the occurrence of a Lockbox Event, the borrower is required to make monthly deposits in the amount of $3,767.59 into the replacement reserve fund. A Lockbox Event is defined as an event of default or event occurring if net operating income for the trailing four quarters is less than $6,867,000 for two consecutive quarters. The borrower shall cease making deposits into the replacement reserve fund when amounts on deposit therein equal or exceed $135,633.24. The Simon Property Group may deliver a guaranty in lieu of monthly payments.

(3) Upon the occurrence of a Lockbox Event, the borrower is required to make monthly deposits in the amount of $22,916.67 into the TI/LC reserve fund. The borrower shall cease making deposits into the TI/LC reserve fund when amounts on deposit therein equal or exceed $275,000. The Simon Property Group may deliver a guaranty in lieu of monthly payments.

(4)  Occupancy at U/W is based on the June 7, 2004 rent roll.

(5) The borrower owns the property through a ground lease with an affiliate of the borrower, Simon Capital GP. In connection with the loan, Simon Capital GP, granted the lender a mortgage on its fee interest in the property, which such fee mortgage is additional security for the loan.

(6)  Anchor-owned tenant.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                BRUNSWICK SQUARE

                             ADDITIONAL INFORMATION

     - Brunswick Square ("Brunswick") is a single-level, enclosed regional mall located in East Brunswick, New Jersey. The entire mall consists of 769,233 square feet with 301,607 square feet collateralizing the Brunswick Square Mortgage Loan. The mall is anchored by Macy's (244,000
         SF) and J.C. Penney (223,626 SF), both of which own their own space but pay their pro rata share of common area maintenance. Macy's had sales of $32.7 million ($134 PSF) for the trailing twelve months ended April 2004. J.C. Penney had sales of $25.7 million ($115 PSF) for the trailing twelve months ended April 2004. Junior anchors include a 13-screen Mega Movies theater ($435,231 per screen for the trailing twelve months ended April 2004) and Barnes and Noble ($192 PSF for the trailing twelve months ended April 2004).

     - Originally developed on an 81.2-acre site in 1973 by the DeBartolo Property Group, Simon Property Group assumed ownership of Brunswick upon purchasing DeBartolo in 1997. Simon renovated and expanded the property in 2000 for an estimated cost of $17 million including an upgrade to Macy's space, new ceiling, skylights, flooring, lighting and west entrance near the movie theater. New amenities such as seating areas, landscaping and bathrooms were also added during the renovation. The mall also benefits from 3,970 parking spaces resulting in a parking ratio of 5.2 spaces per 1,000 SF of leasable space including non-owned anchors.

     - In addition to the anchors, Brunswick Square features approximately 66 in-line stores including national retailers such as The Limited, Old Navy, The Bombay Company, Bath & Body Works, Victoria's Secret and Pacific Sunwear. In-line occupancy for stores less than 10,000 SF and excluding kiosks as of 12/31/2001, 12/31/2002, 12/31/2003 and the trailing twelve months ended April 2004 was 92.6%, 95.5%, 93.0% and 90.2%, respectively. In-line sales for tenants less than 10,000 SF were $292 PSF in 2001, $298 PSF in 2002, $311 PSF in 2003 and $311 PSF for
         the trailing twelve months ended April 2004. Rents for these tenants average $26.62 PSF. The resulting average occupancy cost is 13.8% including CAM and percentage sales. The total owned occupancy as of June 7, 2004 was 92.0%.

     - Recent leasing activity suggests that market rents are trending upward. The average rent excluding the anchors, major stores, theatre, ATM's and vacant space is $28.62 PSF, which is approximately $4.50 PSF lower than the base rents achieved by the 6 most recent leases signed at the subject.

     - Brunswick benefits from its central location in the highly developed and traveled Middlesex-Somerset-Hunterdon MSA, approximately 30 miles southwest of Manhattan. The MSA comprises approximately 1.2 million people and 435,440 households. Household income within a 5-mile radius of the subject is $82,600 due to the highly educated nature of the residents. Approximately 21.1% of the Central New Jersey population has a Bachelor's Degree as compared to 15.7% for the nation as a whole. Brunswick Square acts as the primary retail center in Middlesex County due to its close proximity to U.S. Highway 18 and the New Jersey Turnpike. Daily traffic count along U.S. Highway 18 exceeds 80,000 vehicles per day.

     - According to Sales & Marketing Management's 2003 Survey of Buying Power, retail sales compound annual growth in the Middlesex-Somerset-Hunterdon MSA has outpaced that of New Jersey and the United States as a whole. Sales have grown 2.2% per year from $15,055,407 in 2001 to $15,732,034 in 2003 and are estimated to grow at
         2.5% per year from 2003 to 2008. Brunswick's closest competitors are Menlo Park Mall, Woodbridge Center and Freehold Raceway, each of which is a super-regional mall serving a different clientele due to their upscale tenant mix.

     - The Borrower, Brunswick Square Mall, LLC, is controlled by Simon Property Group, a self-administered and self-managed REIT headquartered in Indianapolis, Indiana. Simon, together with its affiliated management company, owns or has an interest in 246 properties containing an aggregate of 192 million square feet located in 37 states plus Canada and Puerto Rico. In addition, Simon has ownership interests in 48 assets in Europe. Simon is the largest publicly traded retail real estate company in North America with a total market capitalization of approximately $29 billion as of August 31, 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                BRUNSWICK SQUARE

                             LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE    CUMULATIVE % OF
                    # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES      TOTAL RENTAL
      YEAR            ROLLING      PER SF ROLLING        ROLLING      OF SF ROLLING      ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------
       MTM               4            $  26.59             4.6%            4.6%            5.3%               5.3%
      2005               9            $  24.31            10.4%           15.0%           11.1%              16.4%
      2006               6            $  36.29             4.1%           19.1%            6.4%              22.8%
      2007               9            $  39.15             5.8%           24.9%            9.9%              32.7%
      2008               7            $  30.18             5.3%           30.2%            7.0%              39.7%
      2009               6            $  16.42            17.9%           48.0%           12.8%              52.5%
      2010               7            $  33.11             5.9%           53.9%            8.5%              60.9%
      2011               6            $  23.44             5.7%           59.6%            5.8%              66.7%
      2012               6            $  23.90             4.6%           64.1%            4.8%              71.5%
      2013               6            $  31.25             4.6%           68.7%            6.2%              77.7%
      2014               4            $  42.95             3.8%           72.5%            7.1%              84.8%
GREATER THAN 2014        6            $  17.90            19.5%           92.0%           15.2%             100.0%
     Vacant             N/A              N/A               8.0%          100.0%            N/A                N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                              1201 NEW YORK AVENUE


                         [PLACEHOLDER FOR PHOTO AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                              1201 NEW YORK AVENUE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):       $80,000,000 (2)

FIRST PAYMENT DATE:                       May 11, 2004

MORTGAGE INTEREST RATE:                   5.485% per annum

AMORTIZATION TERM:                        Interest Only

ANTICIPATED REPAYMENT DATE:               April 11, 2009

MATURITY DATE:                            April 11, 2034

ARD BALANCE:                              $80,000,000

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance: 55
(PAYMENTS)                                Open: 5

LOAN PER SF (1):                          $191

UPFRONT RESERVES:                         Initial TI/LC Reserve (3)             $5,000,000

                                          TI/LC Reserve (4)                     $11,478,475

                                          Free Rent Reserve (5)                 $5,800,000

                                          Environmental Reserve                 $750

ONGOING RESERVES - MONTHLY:               Tax and Insurance Reserve             Yes

                                          TI/LC Reserve                         $103,251/mo

LOCKBOX:                                  Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        CBD

LOCATION:                                 Washington, D.C.

YEAR BUILT/RENOVATED:                     1987 / 2003

SQUARE FEET:                              419,037

OCCUPANCY AT U/W (6):                     89%

OWNERSHIP INTEREST:                       Fee

                                                             % OF
                                                             TOTAL          LEASE
MAJOR TENANT                                NRSF              NRSF          EXPIRATION
------------                                ----             -----          ----------
GSA - Corporation for National Service    110,601             26.4%         10/31/2014
GSA - Department of Homeland Security      68,963             16.5%           2/1/2009
Staas & Halsey LLP                         34,335              8.2%          3/31/2015

PROPERTY MANAGEMENT:                      CB Richard Ellis, Inc.

                                            12/31/2002     12/31/2003        U/W
                                            ----------     ----------        ---
NET OPERATING INCOME:                     $  10,166,390   $ 8,949,692    $ 9,308,667

NET CASH FLOW:                                                           $ 9,245,811

DSCR - POOLED PORTION (2):                                                      2.08x

DSCR - WHOLE LOAN (2):                                                          1.51x

APPRAISED VALUE:                          $ 141,800,000

                                          POOLED PORTION    WHOLE LOAN
CUT-OFF DATE LTV RATIO (1):                    56.4%          74.0%

ARD LTV RATIO:                                 56.4%          74.0%

(1)  Based on a November 2004 Cut-off Date.

(2)  The 1201 New York Avenue Whole Loan is $105,000,000. The $80,000,000
     New York Avenue Pooled Portion will be included in the trust. In addition, there is a $15,000,000 B-1 Note and a $10,000,000 B-2 Note, which are not included in the trust.

(3) The Initial TI/LC reserve was established at closing to fund tenant improvements and leasing commissions for the vacant space.

(4) The TI/LC Reserve was established at closing to fund known tenant improvements and leasing commissions obligations.

(5) The Free Rent Reserve was established at closing in connection with free rent per signed leases at the subject.

(6)  Occupancy at U/W is based on the July 1, 2004 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                              1201 NEW YORK AVENUE

                             ADDITIONAL INFORMATION

     - 1201 New York Avenue is a thirteen-story 419,037 square feet, Class A office building located in Washington, D.C. Specifically, the subject is located in the northwest quadrant of the intersection of New York Avenue and 12th Street, NW.

     - The property is the result of combining two different structures located at 1201 & 1225 New York Avenue. 1201 New York Avenue was constructed in 1987 and 1225 New York Avenue was constructed in 1993. The borrower acquired 1201 in 1999 and 1225 in 2000 and has operated them as one building since acquisition. The borrower spent $2 million in 2003 renovating and joining the two properties.

     - The 1201 New York Avenue lobby features an octagonal rotunda with a star-shaped marble fountain and a 13-story sky-lit atrium providing the interior offices with natural light. The entrances and lobbies feature marble floors, ornamental grillwork, marble columns and polished bronze doors. Additionally, there is a large rooftop terrace with excellent views of the surrounding area, including the White House located four blocks away.

     - 1201 New York Avenue is 89% occupied by 24 tenants at rental rates ranging from $13.63 to $41 PSF with an average of $37.00. The largest tenant, Corporation for National Service, occupies 110,601 square feet (26.4% NRA) at $39.90 PSF through October 2014. The Department of Homeland Security occupies 68,963 square feet (16.5% NRA) at $40.82 PSF with leases expiring in February and May 2009. In all, more than 53% of the rented space is occupied by Government Service Administration (GSA) tenants.

     - 1201 New York Avenue benefits from its central location in the Washington, D.C. central business district. The Metro Center & McPherson Metro Rail Stations are located approximately two blocks to the south and west of the subject, respectively. The property also offers 261 parking spaces in a three-level underground garage.

     - Over $20 million was held back at closing to fund tenant improvements and leasing commissions associated with current and future tenants. A $5.8 million Free Rent Reserve was also established at closing to be paid out to the borrower according to a schedule of free rent granted to certain tenants during the property's lease-up.

     - The property is located in the East End sub-market of Washington, D.C. The sub-market encompasses approximately 167 properties totaling 30,796,000 square feet. Vacancy in the East End sub-market was 9.9% as of June 30, 2004. Rents range from a low of $27.78 to a high of $54 PSF with an average of $41.43 PSF. Rents at 1201 New York Avenue average $37.00 PSF, which is approximately 10% below market.

     - The sponsors are high net worth clients of Falcon Real Estate Advisors, Ltd. ("Falcon"), a real estate advisory firm based in New York City that specializes in real estate acquisitions and provides on-going asset management services on behalf of passive foreign investors. Falcon maintains operational control over the property and has a fiduciary responsibility to the borrower through an approved asset management agreement. The sponsors are repeat clients of CSFB having borrowed over $300 million in the past three years.

     - CB Richard Ellis, Inc. ("CBRE") manages the subject property. CBRE is one of the largest full-service real estate firms in the world with over 250 offices in 48 countries employing approximately 14,000 people. Having merged with Insignia, the combined company posted 2003 revenues of $1.6 billion and completed more than 374 million square feet of leases valued at $30 billion. CBRE's management portfolio consists of approximately 821.6 million square feet. CBRE is a world leader in loan originations, property leasing, property sales and appraisal services.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                              1201 NEW YORK AVENUE

                             LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE   CUMULATIVE % OF
                    # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
      YEAR            ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------
       MTM               4             $ 22.26             3.3%            3.3%             2.2%               2.2%
      2005               3             $ 33.53             2.0%            5.3%             2.0%               4.2%
      2006               4             $ 19.05             2.8%            8.1%             1.6%               5.8%
      2007               2             $ 34.00             3.9%           11.9%             4.0%               9.8%
      2009               4             $ 40.42            19.0%           30.9%            23.3%              33.1%
      2013               1             $ 36.72             1.7%           32.6%             1.9%              35.0%
      2014               4             $ 37.09            41.5%           74.1%            46.7%              81.7%
GREATER THAN 2014        9             $ 40.24            15.0%           89.1%            18.3%             100.0%
     Vacant             N/A               N/A             10.9%          100.0%             N/A                N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                         HIGHLAND HOSPITALITY PORTFOLIO


                         [PLACEHOLDER FOR PHOTO AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                         HIGHLAND HOSPITALITY PORTFOLIO

                          LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):       $67,000,000

FIRST PAYMENT DATE:                       August 11, 2004

MORTGAGE INTEREST RATE:                   6.470% per annum

AMORTIZATION TERM:                        One year interest only, 300 month

                                          amortization schedule thereafter

MATURITY DATE:                            July 11, 2011

MATURITY BALANCE:                         $59,555,793

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance: 77
(PAYMENTS)                                Open: 7

LOAN PER ROOM (1):                        $88,859

UPFRONT RESERVES:                         Engineering Reserve                   $25,000

                                          Ground Rent Reserve                   $10,417

ONGOING RESERVES - MONTHLY                Tax and Insurance                     Yes

                                          Ground Rent Reserve                   $10,417/mo

                                          FF&E                                  4.0%

LOCKBOX:                                  Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Portfolio

PROPERTY TYPE:                            Hotel

PROPERTY SUB-TYPE:                        Full-Service

LOCATION:                                 Please refer to Portfolio Tables

YEAR BUILT/RENOVATED:                     Please refer to Portfolio Tables

ROOMS:                                    754

OCCUPANCY AT U/W:                         Please refer to Portfolio Tables

OWNERSHIP INTEREST:                       Fee & Leasehold (2)

PROPERTY MANAGEMENT:                      Hyatt Corporation and Crestline Hotels
                                          & Resorts, Inc. (3)

                                          12/31/2003         4/30/2004           U/W
                                          ----------         ---------           ---
NET OPERATING INCOME:                    $  9,949,374       $ 9,905,025       $ 9,629,997

NET CASH FLOW:                                                                $ 8,124,832

DSCR:                                                                                1.50x

APPRAISED VALUE:                         $ 90,800,000

CUT-OFF DATE LTV RATIO (1):                      73.8%

MATURITY LTV RATIO:                              65.6%

(1)  Based on a November 2004 Cut-off Date.

(2) Hyatt Regency Savannah & Hilton Garden Inn are owned on a fee simple basis. Portsmouth Renaissance Hotel is owned on a leasehold basis but the borrower has the option to purchase the property.

(3) The Hyatt Corporation manages the Hyatt Regency Savannah. Crestline Hotels & Resorts, Inc. manages the Hilton Garden Inn and the Portsmouth Renaissance Hotel.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                         HIGHLAND HOSPITALITY PORTFOLIO

                              PORTFOLIO INFORMATION

                                     YEAR BUILT/                                         ALLOCATED ORIGINAL       APPRAISAL
          PROPERTY NAME            YEAR RENOVATED           LOCATION           ROOMS        LOAN BALANCE            VALUE
          -------------            --------------           --------           -----        ------------            -----
  Hyatt Regency Savannah             1981 / 2002          Savannah, GA          347         $ 40,000,000         $ 51,500,000
  Hilton Garden Inn                2001 (1) / N/A         Linthicum, MD         158         $ 16,500,000         $ 22,500,000
  Portsmouth Renaissance Hotel       2001 / N/A          Portsmouth, VA         249         $ 10,500,000         $ 16,800,000
  ---------------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                         754         $ 67,000,000         $ 90,800,000

(1)  Construction began in 1999, and the property opened for business in 2001.

                              PORTFOLIO PERFORMANCE

          PROPERTY NAME                     YEAR            OCCUPANCY            ADR             REVPAR
---------------------------------------------------------------------------------------------------------------
                                            T-12 (1)           79.9%           $ 137.39         $ 109.77
   HYATT REGENCY SAVANNAH                   2003               77.1%           $ 136.81         $ 105.48
                                            2002               73.0%           $ 137.05         $ 100.05

                                            T-12 (1)           74.1%           $ 116.32         $  86.19
   HILTON GARDEN INN                        2003               75.1%           $ 112.83         $  84.74
                                            2002               76.4%           $ 110.77         $  84.63

                                            T-12 (1)           67.0%           $  98.32         $  65.87
   PORTSMOUTH RENAISSANCE HOTEL             2003               67.1%           $  97.40         $  65.36
                                            2002               68.8%           $  97.28         $  66.93

                                            T-12 (1)           74.4%           $ 120.07         $  90.30
   PORTFOLIO WEIGHTED AVERAGE               2003               73.4%           $ 118.77         $  87.88
                                            2002               72.3%           $ 118.41         $  85.88

(1)  Trailing twelve months ending April 30, 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                         HIGHLAND HOSPITALITY PORTFOLIO

                             ADDITIONAL INFORMATION

     - The Highland Hospitality Portfolio Mortgage Loan is secured by three, full-service hotels consisting of 754 rooms located in Georgia, Maryland and Virginia.

     - Hyatt Regency Savannah is a ten-story, 347 room full-service hotel located on the Savannah River in Savannah, Georgia. Built in 1981, the property is conveniently located adjacent to the landmark, gold-domed City Hall building making it easily accessible to both business and leisure attractions.

         - Amenities include 28,000 SF of meeting space including an 11,000 square feet exhibit hall with river views, a 7,950 SF ballroom, a heated indoor pool, a fitness center and the 150-seat Windows restaurant with a 50-seat lounge and river views. The property is undergoing a $9.3 million renovation to the guest rooms, restaurant, lounge and lobby. The property boasts a heliport on its roof and a 400-foot docking area just outside for boats on the Savannah River. A three-level parking garage provides 260 parking spaces.

         - Hyatt Regency Savannah is located just over four miles from the Savannah Trade and Convention Center, which draws roughly 700,000 convention visitors every year. Savannah has evolved into one of the nation's premier tourist destinations. Conde Nast Traveler magazine ranked Savannah as one of the top ten U.S. cities to visit and the sixth most popular tourist destination in the U.S. The downtown area offers numerous restaurants, shops and historic parks that draw approximately six million visitors annually. Savannah is also located in close proximity to the Atlantic Ocean and numerous beaches. Additionally, the Savannah/Hilton Head International Airport is approximately ten miles northwest of the subject. The subject has consistently exhibited strong occupancy as reflected in the market penetrations of 106%, 108% and 107% for the years ended 12/31/2002, 12/31/2003 and the YTD April 2004, respectively.

     - Hilton Garden Inn is a five-story, 158-room full-service hotel located two miles from the Baltimore/Washington International ("BWI") Airport in Linthicum, Maryland, 40 miles from Washington, D.C. and eight miles from Baltimore.

         - Opened in 2001, the property's amenities include a restaurant with a lounge, 2,053 square feet of meeting and banquet space, sundry shop, room service, indoor pool with a whirlpool, fitness center, laundry services, business center, shuttle to the airport and surface parking.

         - The subject's demand for rooms is impacted by the BWI Airport, which saw a 2003 passenger count of 20,180,875 people for a compound annual growth 5.4% over the period from 1990 - 2003. Currently, 54 airlines utilize BWI for commuter, charter and cargo services. The majority are commercial carriers with Southwest Airlines accounting for 45.8% of the total passenger count at the airport. The property has consistently achieved at or above market occupancy since 2002, its first full year of operation. Market penetration for 12/31/2002, 12/31/2003 and the YTD April 2004 was 99%, 105% and 102%, respectively.

     - Portsmouth Renaissance Hotel is a 249-room, full-service hotel located in Portsmouth, Virginia approximately 14 miles from the Norfolk International Airport. Located along the historic waterfront of Olde Towne, the property overlooks the Elizabeth River. The property was originally developed in 2001.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                         HIGHLAND HOSPITALITY PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

         - Amenities include 24,239 square feet of meeting and banquet space, a 150-seat restaurant with outdoor seating overlooking the Elizabeth River, lounge with cigar bar & fireplace, indoor pool surrounded by windows, whirlpool, fitness center with steam room & sauna, sundry and gift shop and a 458-space parking garage. The property offers year-round ferry service across the Elizabeth River to Norfolk.

         - Portsmouth is located on the coast of Virginia at the mouth of the Chesapeake Bay in a region known as Hamptons Roads, which includes the cities of Norfolk, Virginia Beach and Hampton. The main economic drivers of the area's economy are the shipping industry and the U.S. Navy due to the fact that the region is surrounded on three sides by water. Due to its long history, accessibility to beaches & waterfront and various entertainment venues, tourism also plays an extremely important part of the Portsmouth economy. Numerous shopping, dining, recreational and entertainment venues are located in and around Portsmouth. In addition, the Norfolk Waterside Convention Center opened in 1991 and features 32,500 square feet of meeting space including a 14,400 square feet ballroom. In 2003, Norfolk played host to 156 conventions. Market penetration at the subject for 12/31/2002, 12/31/2003 and the YTD April 2004 was 102%, 92% and 98%, respectively. However, yield has been at or above the market in recent years. Yield for the same period was 109%, 103% and 104%, respectively.

     - The Sponsor, Highland Hospitality L.P., is a direct subsidiary of the Highland Hospitality Corporation, a lodging REIT focused primarily on upscale full-service, premium limited-service and extended stay segments located in the United States. Highland currently owns 15 hotel properties comprised of 4,451 guestrooms in eight states. The properties are operated under the Marriott, Hilton, Hyatt, Renaissance, Crowne Plaza, Courtyard, Hilton Garden Inn, Residence Inn and Radisson flags. According to the company's 2003 Annual Report, the company had a net worth of $363.7 million with liquidity of over $225.6 million.

     - The Hyatt Regency Savannah is managed by the Hyatt Corporation. There are 212 Hyatt Hotels and Resorts around the world, which are operated, leased and franchised by either the Hyatt International Corporation or the Hyatt Hotels Corporation. Crestline Hotels & Resorts, Inc. ("Crestline"), which manages the Hilton Garden Inn and the Portsmouth Renaissance Hotel, is one of the nation's largest independent hospitality management companies. Crestline currently manages 37 hotels, resorts and conference centers with over 8,200 rooms located in 12 different states and the District of Columbia.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                               469 SEVENTH AVENUE


                         [PLACEHOLDER FOR PHOTO AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                               469 SEVENTH AVENUE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):       $51,000,000

FIRST PAYMENT DATE:                       August 11, 2004

MORTGAGE INTEREST RATE:                   5.873% per annum

AMORTIZATION TERM:                        Two years interest only, 407 month
                                          amortization schedule thereafter

MATURITY DATE:                            July 11, 2014

MATURITY BALANCE:                         $46,588,415

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance: 116
(PAYMENTS)                                Open: 4

LOAN PER SF (1):                          $212

UPFRONT RESERVES:                         None

ONGOING RESERVES - MONTHLY:               Tax and Insurance Reserve             Yes

                                          TI/LC Reserve                         $20,833/mo

                                          Replacement Reserve                   $4,000/mo

LOCKBOX:                                  Hard

MEZZANINE:                                $5,000,000

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        CBD

LOCATION:                                 New York, NY

YEAR BUILT/RENOVATED:                     1921 / 1989

SQUARE FEET:                              240,388

OCCUPANCY AT U/W (2):                     92%

OWNERSHIP INTEREST:                       Fee

                                                      % OF TOTAL        LEASE
MAJOR TENANTS:                             NRSF           NRSF        EXPIRATION
-------------                              ----       ----------      ----------
MTA                                       59,000         24.5%        12/31/2009
Cranston Printworks                       29,200         12.1%         6/30/2009
Retail Ventures                           15,697          6.5%         3/31/2008

PROPERTY MANAGEMENT:                      Sitt Asset Management LLC

                                          12/31/2003      4/30/2004       U/W
                                          ----------      ---------       ----
NET OPERATING INCOME:                    $  4,034,439    $ 4,290,491   $ 4,844,444

NET CASH FLOW:                                                         $ 4,512,295

DSCR:                                                                         1.30x

APPRAISED VALUE:                         $ 71,900,000

CUT-OFF DATE LTV RATIO (1):                      70.9%

MATURITY LTV RATIO:                              64.8%

(1)  Based on a November 2004 Cut-off Date.

(2)  Occupancy at U/W is based on the July 1, 2004 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                               469 SEVENTH AVENUE

                             ADDITIONAL INFORMATION

     - 469 Seventh Avenue is a 16-story, Class-B office building (total NRA 240,388 SF) situated in the Penn Plaza/Garment District area of Midtown Manhattan. The exterior of the property features limestone and brick finishes. The interior lobby consists of marble flooring. Tenant buildouts range from functional office in the case of the Metropolitan Transit Authority ("MTA") to high-end wood finishes for smaller tenants such as Ambras Fine Jewelry.

     - The property was originally constructed in 1921. Since 1997, the property has undergone substantial renovation, including upgraded electrical and HVAC systems, a new roof, new elevator controls and cabs, interior lobby and hallway remodeling and exterior facade renovation at an estimated cost of $5.0 million. The property was acquired in 2001 from SL Green Realty Corporation.

     - The subject property is 92% occupied as of 7/1/2004, with vacant space of 19,575 SF including vacant storage space and vacant tenant space as the result of lease that expired on 8/1/2004. The only other vacant spaces are three storage spaces, totaling 4,001 SF. The building's largest tenant, the MTA (S&P: A), occupies 59,000 square feet (24.5% of NRA) at $30.73 per square foot and has a lease term through December 2009. This location represents a planning office working on major projects undertaken by the agency.

     - The second largest tenant, Cranston Printworks, occupies 29,200 square feet (12.1% of NRA) at $26.40 per square foot and has a lease term until June 2009. Formed in 1824, the company is the oldest textile printing company in the United States. Several of the company's operations are headquartered in the subject due to its prime spot in the Garment District.

     - The subject is within walking distance of Penn Station, Herald Square and the world famous Macy's department store. The subject has excellent access to all forms of mass transportation within Manhattan due to its proximity to the MTA Subway (A, C, E, B, D, N, 1, 9, 2, 3, N, R, V), Penn Station (LIRR, Amtrak, NJ Transit) and Port Authority Bus Terminal.

     - The current in-place average base rent at the subject is $30.41 per SF, which is approximately 27% below the $37 per SF market base rent that the appraiser estimated for the subject, creating significant upside potential for the property's cash flow over the loan term. The Borrower is currently in discussions with potential tenants for the recently vacated space, including a possible expansion of the Value City space.

     - The Penn Plaza/Garment District sub-market contains approximately 25 million SF of Class B office space in 118 properties. Sub-market vacancy rates were 9.8% as of First Quarter 2004. The gross asking rents in the market range from $37.00 to $41.00 per SF, with an average of $38.92 per SF.

     - The Borrower, 469 Owners, LLC, is ultimately owned by Marilyn Sitt, Sharon Sutton and Abraham and David Cohen. The Cohen's are the former owners of the Duane Reade chain of pharmacies and currently operate under the name of Carlton Associates. Ms. Sitt and Ms. Sutton own approximately 800,000 square feet of commercial space in New York City. They are also involved in residential development in Brooklyn and own properties in New Jersey and Florida.

     Sitt Asset Management LLC (SAM), formerly known as Sitt Realty and Development Corporation, is the property manager at the property. SAM has been developing condominiums for over 12 years and currently owns and manages four office properties totaling 640,000 square feet in Manhattan, including the subject property. SAM actively develops, owns and manages condominium properties in New York, New Jersey, Canada and Israel.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                               469 SEVENTH AVENUE

                             LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE   CUMULATIVE % OF
                    # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
      YEAR            ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------
      2005               5             $  29.02           11.2%           11.2%            11.9%              11.9%
      2006               3             $  26.58            4.0%           15.2%             3.9%              15.8%
      2007               2             $  21.19           10.2%           25.4%             8.0%              23.8%
      2008               5             $  28.59           12.3%           37.7%            12.9%              36.7%
      2009               7             $  28.31           42.8%           80.5%            44.4%              81.1%
      2011               4             $  33.85            1.9%           82.5%             2.4%              83.6%
      2013               1             $  21.00            6.2%           88.7%             4.8%              88.4%
GREATER THAN 2014        4             $ 100.18            3.2%           91.9%            11.6%             100.0%
     Vacant             N/A               N/A              8.1%          100.0%             N/A                N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                             VILLAGE ON THE PARKWAY


                         [PLACEHOLDER FOR PHOTO AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                             VILLAGE ON THE PARKWAY

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):       $47,000,000

FIRST PAYMENT DATE:                       August 11, 2004

MORTGAGE INTEREST RATE:                   5.770% per annum

AMORTIZATION TERM:                        Three years interest only, 360 month

                                          amortization schedule thereafter

MATURITY DATE:                            July 11, 2011

MATURITY BALANCE:                         $44,543,490

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance: 78
(PAYMENTS)                                Open: 6

LOAN PER SF (1):                          $123

UPFRONT RESERVES:                         Engineering Reserve                   $11,875

ONGOING RESERVES - MONTHLY:               Tax and Insurance Reserve             Yes

                                          Bed Bath & Beyond                     Yes

                                          Reserve (3)

                                          TI/LC Reserve (2)                     $24,000/mo

                                          Replacement Reserve                   $3,333/mo

LOCKBOX:                                  Modified

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Retail

PROPERTY SUB-TYPE:                        Anchored

LOCATION:                                 Addison, TX

YEAR BUILT/RENOVATED:                     1981 / 2002

SQUARE FEET:                              381,166

OCCUPANCY AT U/W (4):                     94%

OWNERSHIP INTEREST:                       Fee

                                                     % OF TOTAL        LEASE
MAJOR TENANTS:                              NRSF        NRSF         EXPIRATION
--------------                              ----     ----------      ----------
Bed Bath & Beyond                         127,441       33.4%         1/31/2010
24-Hour Fitness                            41,601       10.9%         8/31/2015
Brooks Mays Music Company                  20,039        5.3%         1/31/2009

PROPERTY MANAGEMENT:                      Colonial Properties Services, Inc.

                                          12/31/2002       12/31/2003        U/W
                                          ----------       ----------        ---
NET OPERATING INCOME:                    $  4,326,104     $ 4,323,091    $ 4,617,053

NET CASH FLOW:                                                           $ 4,330,863

DSCR:                                                                           1.31x

APPRAISED VALUE:                         $ 62,000,000

CUT-OFF DATE LTV RATIO (1):                      75.8%

MATURITY LTV RATIO:                              71.8%

(1)  Based on a November 2004 Cut-off Date.

(2) The borrower is required to deposit $24,000 monthly into the TI/LC Reserve Fund, subject to a $288,000 cap.

(3) If Bed Bath & Beyond has not renewed its lease for a minimum of five (5) years, Borrower shall be required to make monthly deposits of $100,000 commencing twelve (12) months prior to its lease expiration until a lease extension or the Maturity Date.

(4)  Occupancy at U/W is based on the June 1, 2004 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                             VILLAGE ON THE PARKWAY

                             ADDITIONAL INFORMATION

     - Village on the Parkway is a 381,166 square foot anchored, retail shopping center located in Addison, Texas approximately 15 miles north of the Dallas CBD. Built in 1981, the collateral consists of eleven buildings ranging in size from 9,200 to 127,441 square feet situated on a 23.5-acre site. The property is conveniently located along the Dallas North Tollway. In 2002, almost all of the property's building exteriors were restored and repainted.

     - The subject is laid out in a lifestyle center format with the eleven buildings situated around a central square with internal streets & parking fronting the various tenant spaces. The in-line space features various colored facades with built-up roofs adorned with decorative clay tiles. The property features an ornate, colorful promenade, decorative brick walkways, mature landscaping, a sky-lit atrium and a fountain.

     -   Bed Bath & Beyond (S&P: BBB) occupies 127,441 square foot (33.4% of
         NRA) at $7.33 PSF until January 2010 with three, five-year extension options. Bed Bath & Beyond had sales of $87.29 PSF and $87.76 PSF in 2002 and 2003, respectively. Excluding storage space, sales for Bed Bath & Beyond were approximately $130 PSF and $131 PSF for 2002 and 2003, respectively. A typical Bed Bath & Beyond store is roughly 40,000 SF with average sales of $9 million per year while the subject store has surpassed the $11 million sales mark for 2002 and 2003. This location is a flagship store with regional training responsibilities, below market rents and an occupancy cost of 8.4%.

     - The second largest tenant, 24-Hour Fitness, occupies 41,601 square feet at $16.22 PSF until August 2015. 24-Hour Fitness is the world's largest privately-owned and operated fitness center chain. Starting with one club in Northern California in 1983, the company has since grown to more than 300 clubs with over 2.7 million members throughout the United States, Europe and Asia. The 44 remaining tenants in occupancy range in size from 780 to 20,039 square feet with rents ranging from $12.72 to $29.55 PSF with an average rent of $19.13 PSF for non-anchor space.

     - Village on the Parkway is 94% occupied versus 92.2% for the Far North Dallas sub-market as reported in the 2nd Quarter 2004 REIS report. Anchor rents in the market range from $9.96 PSF to $20 PSF with an average of $13.93, which is considerably higher than the $7.33 PSF paid by Bed Bath & Beyond. Non-anchor tenants pay between $10.79 PSF and $24.52 PSF with an average of $19.27.

     - According to NPA Data Service, Inc., the Dallas MSA has a 2003 population of 3.78 million people, which marks a 2.56% annual increase over the past 15 years from 2.59 million people. Major employers in the area include American Airlines, Texas Health Resources, Southwestern Bell and Verizon, each of which has more than 14,000 employees.

     - Within a five-mile radius of the subject property, the 2003 population was 367,229 people with a median household income of $61,965 per year.

     - The Sponsor, Colonial Realty Limited Partnership, is controlled by Colonial Property Trust ("CPT"). CPT is a publicly traded, self-administered and self-managed REIT headquartered in Birmingham, Alabama. Founded in 1970 and incorporated in 1993, CPT owns more than 20,000 multifamily units and 21 million square feet of commercial space located primarily in the Southeastern United States and Texas. As of March 31, 2004, the company had more than $881 million in stockholders' equity with more than $20.78 million liquid.

     - Colonial Property Services, Inc., a borrower-related entity, manages the property. Colonial performs the management, leasing and brokerage services for its entire portfolio as well as for properties owned by unrelated third parties.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                             VILLAGE ON THE PARKWAY

                             LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE    CUMULATIVE % OF
                    # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
      YEAR            ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------
      2005              13             $ 17.54            17.3%           17.3%            22.1%              22.1%
      2006               2             $ 21.11             2.4%           19.8%             3.7%              25.9%
      2007               4             $ 22.32             2.1%           21.9%             3.4%              29.3%
      2008              10             $ 19.78             6.3%           28.2%             9.1%              38.4%
      2009               9             $ 17.73            10.5%           38.7%            13.5%              51.9%
      2010               2             $  7.82            34.7%           73.4%            19.8%              71.7%
      2011               2             $ 21.93             6.1%           79.5%             9.7%              81.4%
      2012               4             $ 19.42             5.2%           84.7%             7.4%              88.8%
GREATER THAN 2014        1             $ 16.42             9.4%           94.1%            11.2%             100.0%
     Vacant             N/A              N/A               5.9%          100.0%             N/A                N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                               THE SHOPS AT LEGACY


                         [PLACEHOLDER FOR PHOTO AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                               THE SHOPS AT LEGACY

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):       $44,500,000

FIRST PAYMENT DATE:                       August 11, 2004

MORTGAGE INTEREST RATE:                   5.970% per annum

AMORTIZATION TERM:                        One year interest only, 360 month

                                          amortization schedule thereafter

MATURITY DATE:                            July 11, 2014

MATURITY BALANCE:                         $38,586,620

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance: 117
(PAYMENTS)                                Open: 3

LOAN PER SF (1):                          $167

UPFRONT RESERVES:                         Debt Service Reserve (2)              $325,000

                                          Earnout Reserve (3)                   $3,000,000

                                          TI/LC Reserve (4)                     $1,018,000

                                          Specific Tenant Reserve (5)           $975,803

ONGOING RESERVES - MONTHLY:               Tax and Insurance Reserve             Yes

                                          TI/LC Reserve (6)                     Yes

                                          Replacement Reserve                   $2,217/mo

LOCKBOX:                                  Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Retail

PROPERTY SUB-TYPE:                        Anchored

LOCATION:                                 Plano, TX

YEAR BUILT/RENOVATED:                     2002 / N/A

SQUARE FEET:                              266,048

OCCUPANCY AT U/W (7):                     86%

OWNERSHIP INTEREST:                       Fee

                                                      % OF
                                                      TOTAL      LEASE
MAJOR TENANTS                              NRSF        NRSF      EXPIRATION
-------------                              ----       -----      ----------
Angelika Theaters                         27,125      10.2%       6/30/2014
Column Financial, Inc.                    14,637       5.5%       2/12/2010
Marriott International                    14,600       5.5%      10/31/2007

PROPERTY MANAGEMENT:                      K-N Ventures, Inc.

                                           U/W (8)
                                           -------
NET OPERATING INCOME:                    $  4,187,256
NET CASH FLOW:                           $  4,011,273

DSCR:                                           1.26x

APPRAISED VALUE:                         $ 70,100,000

CUT-OFF DATE LTV RATIO (1):                      63.5%

MATURITY LTV RATIO:                              55.0%

(1)  Based on a November 2004 Cut-off Date.

(2) The borrower was required to deposit $325,000 into a debt service reserve. If at any time on or after the 25th payment date, the debt service coverage ratio falls below 1.10:1, then all net cash flows on the property shall be swept on a monthly basis into the debt service reserve. In lieu of monthly sweep deposits, the borrower may elect to deposit $800,000 in the form of cash or a letter of credit into the debt service reserve.

(3) The borrower was required to deposit $3,000,000 into an earnout reserve, which will be released once the property achieves an U/W debt service coverage ratio of 1.25x. If a disbursement is requested after February 25, 2005, a new appraisal must support a loan-to-value ratio of be no more than 65%. The borrower's deadline to obtain a disbursement from the earnout reserve fund is June 25, 2006, absent which the entirety of the earnout reserve may be applied to the outstanding principal balance.

(4) The borrower was required to deposit $1,018,000 into a TI/LC reserve to fund tenant improvements and leasing commissions with respect to currently vacant and unleased space.

(5) The borrower was required to deposit $975,803 into a specific tenant reserve to fund outstanding tenant improvement and leasing commissions obligations under the leases with Nicholas, D-Hierro, Lucky Girl, Ya-Ya's, Legal People, Beaudine, Day Spa and Goodman Homes.

(6) Beginning with the 13th payment, the borrower is required to deposit $10,000 per month into a TI/LC reserve, subject to a $400,000 cap.

(7)  Occupancy at U/W is based on the June 4, 2004 rent roll.

(8) Historical financials are not applicable as the property was in lease-up from 2002 through 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                               THE SHOPS AT LEGACY

                             ADDITIONAL INFORMATION

     - The Shops at Legacy is a 266,048 square foot, mixed-use property located in Plano, Texas approximately 18 miles north of downtown Dallas. 76% of the space is used for retail purposes while the remaining 24% is used as office space. The Shops at Legacy is currently 86% occupied. The retail space is 83% leased and 71% occupied; the office space is 95% leased and 72% occupied.

     - The subject is the centerpiece of the Legacy Town Center, a master-planned, mixed-use development spanning 2,665 acres including residential, office, recreational and hotel uses. The subject offers an urban environment with tree-lined cobblestone roads with attractive landscaping, manicured courtyards with large seating areas and numerous shops, restaurants and cafes.

     - Legacy Town Center, designed by the world-renowned Andres Duany, was built around an existing business park that is home to more than 36,000 workers and companies such as Electronic Data Systems, J.C. Penney, Dr. Pepper, Frito-Lay and others. Mr. Duany was chosen due to his penchant for close-knit urbanism, pedestrian-driven traffic flow and blending of apartments, shops, hotels, public art, parks and landscaping. The community features six luxury apartment buildings, a 404-room Marriott Hotel with conference facilities and the three-acre Bishop Park featuring a fountain lake.

     - Situated on 13.5 acres, the property was built in four phases beginning in 2002 and ending in June 2004. There are three, one-story buildings comprising 202,319 square feet comprised entirely of retail space. A two-story, 63,729 square feet building has retail space on the ground floor and office space on the second floor. In addition, there is a three-story building that has retail space on the ground floor and office space on the upper floors. The final building houses the Angelika Theater. Additionally, two parking garages and a parking lot combine to offer 1,288 parking spaces.

     - The largest tenant, Angelika Film Center & Cafe, occupies 27,125 square feet (10.2% of NRA) at $9.50 PSF through June 2014. This is approximately 84.2% below the appraiser's estimate of market rent of $17.50 PSF. Angelika is the most successful and well-known arthouse theater chain in the United States. The subject location is a state-of-the-art, five-screen boutique cinema featuring stadium seating, wall-to-wall screens and top-of-the-line audio and projection systems. Aside from Angelika, none of the other 62 tenants makes up more than 5.5% of the net rentable area.

     - The Shops at Legacy is located in Plano, Texas, which is part of the Dallas PMSA along with Dallas, Denton, Ellis, Kaufman and Rockwall Counties. According to NPA Data Services, Inc., the population in the Dallas PMSA was 3.78 million people, which marked a 2.56% annual growth over the past 15 years. This is greater than the annual growth rate of 1.88% for the State of Texas.

     - According to Applied Geographic Solutions & GMAC Commercial Mortgage, the 2003 median household income within a five-mile radius of the subject is $89,885 per household. This compares favorably with the State of Texas and the United States as a whole with $78,174 and $45,135 per household, respectively, for the same time period.

     - The Shops at Legacy's direct retail competitors exhibit occupancies between 94% and 100% with rents ranging from $19 PSF to $49 PSF with an average of $30.97 PSF. The subject's rent range is $9.50 PSF to $32.50 PSF with an average of $22.90 PSF. The subject's office competitors are between 98% and 100% occupied with rents ranging from $18 PSF to $24 PSF with an average of $22.89. The subject's office rents range from $18 PSF to $24 PSF with an average of $20.75 PSF. As such, rents at the subject property are at or below market.

     - The borrowing entity, The Shops at Legacy L.P., is a bankruptcy-remote, single purpose entity controlled by Fehmi Karahan, the Guarantor. Mr. Karahan has 24 years of commercial real estate experience. He is the CEO of The Karahan Companies, which is a full-service real estate company specializing in development, acquisition and management of assets in the Dallas market. He has a net worth of $15.73 million with liquidity of $2.45 million. K-N Ventures, Inc., a borrower-related entity, manages the property. Including the subject, K-N manages three retail properties totaling 304,000 square feet in the Dallas area.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                               THE SHOPS AT LEGACY

                             LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE    CUMULATIVE % OF
                    # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
      YEAR            ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING      ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------
       MTM                1            $ 28.00             0.7%            0.7%             1.0%               1.0%
      2007               16            $ 21.88            16.9%           17.6%            19.2%              20.2%
      2008               10            $ 25.02             8.4%           26.0%            11.0%              31.2%
      2009               20            $ 24.77            17.2%           43.2%            22.2%              53.4%
      2010                5            $ 22.22            12.3%           55.5%            14.2%              67.6%
      2012                6            $ 28.01             8.6%           64.1%            12.5%              80.1%
      2013                3            $ 24.43             8.2%           72.3%            10.4%              90.5%
      2014                3            $ 11.15            11.1%           83.4%             6.5%              97.0%
GREATER THAN 2014         1            $ 22.00             2.7%           86.1%             3.0%             100.0%
     Vacant              N/A             N/A              13.9%          100.0%             N/A                N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                             BERTAKIS MHP PORTFOLIO


                         [PLACEHOLDER FOR PHOTO AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                             BERTAKIS MHP PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):   $36,500,000

FIRST PAYMENT DATE:                   September 11, 2004

MORTGAGE INTEREST RATE:               4.930% per annum

AMORTIZATION TERM:                    Interest Only

MATURITY DATE:                        August 11, 2009

MATURITY BALANCE:                     $36,500,000

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Lockout/Defeasance: 57
(PAYMENTS)                            Open: 3

LOAN PER UNIT (1):                    $21,184

UPFRONT RESERVES:                     Engineering Reserve        $ 25,133

ONGOING RESERVES - MONTHLY:           Tax and Insurance          Yes (2)

LOCKBOX:                              None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Portfolio

PROPERTY TYPE:                        Multifamily

PROPERTY SUB-TYPE:                    Manufactured Housing

LOCATION:                             Please refer to Portfolio Information Table

YEAR BUILT/RENOVATED:                 Please refer to Portfolio Information Table

UNITS:                                Please refer to Portfolio Information Table

OCCUPANCY AT U/W (3):                 Please refer to Portfolio Information Table

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  Bertakis Management Company, Inc.

                                        12/31/2003    6/30/2004       U/W
                                        ----------    ---------       ---
NET OPERATING INCOME:                $  4,140,274  $ 4,193,859  $ 4,381,073

NET CASH FLOW:                                                  $ 4,294,923

DSCR:                                                                  2.35x

APPRAISED VALUE:                     $ 57,900,000

CUT-OFF DATE LTV RATIO (1):                  63.0%

MATURITY LTV RATIO:                          63.0%

(1)  Based on a November 2004 Cut-off Date.

(2) Upon the occurrence of a trigger event based upon an event of default, the borrower will make monthly deposits into a tax and insurance reserve fund.

(3) Occupancy at U/W is based on the July 31, 2004 rent roll for Hidden River North, the July 30, 2004 rent roll for Hidden River South and the July 29, 2004 rent roll for Oak Crest MHP, Robbinwood Annex, Robbinwood Villa, Wellington Estates and Willow Point MHP.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                             BERTAKIS MHP PORTFOLIO

                              PORTFOLIO INFORMATION

                         YEAR BUILT/                                                     ALLOCATED ORIGINAL     APPRAISAL
  PROPERTY NAME        YEAR RENOVATED          LOCATION            PADS     OCCUPANCY       LOAN BALANCE          VALUE
  -------------        --------------          --------            ----     ---------       ------------          -----
Wellington Estates       1988 / N/A           Taylor, MI           411          96%         $  11,200,000      $  17,000,000
Willow Point MHP         1960 / 1964     Harrison Township, MI     298          90%         $   6,500,000      $   9,830,000
Robbinwood Annex         1958 / N/A           Taylor, MI           269          92%         $   5,700,000      $   8,550,000
Hidden River North       1993 / 1996          Adrian, MI           211          95%         $   4,700,000      $   7,300,000
Oak Crest MHP            2000 / N/A           Manvel, TX           218          78%         $   3,100,000      $   5,440,000
Hidden River South       2001 / N/A           Adrian, MI           202          77%         $   2,700,000      $   5,920,000
Robbinwood Villa         1964 / N/A           Taylor, MI           114         100%         $   2,600,000      $   3,860,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                            1,723                      $  36,500,000      $  57,900,000

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                             BERTAKIS MHP PORTFOLIO

                             ADDITIONAL INFORMATION

     - The Bertakis MHP Portfolio Mortgage Loan is secured by seven manufactured housing properties consisting of 1,723 pad sites located in Michigan and Texas.

         - Wellington Estates is a 411-pad manufactured housing park situated on 83 acres located in Taylor, Michigan approximately 15 miles southwest of Detroit. The borrower constructed the subject in phases in 1988 and 1989. The all-age development consists entirely of doublewide units with an average rent of $353 per month. The property is currently 96% occupied; historical occupancy has hovered around 96% for the past three years. Community amenities include a leasing/management office, playground, paved streets and sidewalks, streetlights, two ponds and mature landscaping. Recent capital improvements at the subject include resurfacing the streets and repairs to the sidewalks. The appraiser surveyed six comparable manufactured housing parks in and around Taylor and discovered an occupancy range of 92% to 100% with an average of 92.1%, which suggests a market vacancy rate of 7.9%. Rents at the comparables range from $280 to $415 per month. (This market information is also relevant for the Robbinwood Annex and Robbinwood Villa properties described below, both of which are located in Taylor, Michigan.)

         - Willow Point MHP is a 298-pad, all-age manufactured housing park situated on a 30-acre site in Harrison Township, Michigan approximately 20 miles northeast of the Detroit CBD. The community was developed in phases in 1960 and 1964 and comprises 268 singlewide units and 30 doublewide units. The property is currently 90% occupied with an average rental rate of $358 per month. Community amenities include a leasing/management office, laundry facility, a basketball court and a playground. The appraiser surveyed six comparable manufactured housing parks in the area that exhibited occupancies ranging from 84% to 99% with an average of 92.2%, which results in an implied market vacancy of 7.8%. Rents at the comparables range from $290 to $455 per month.

         - Robbinwood Annex is a 269-pad manufactured housing park situated on 22 acres in Taylor, Michigan 15 miles southwest of Detroit. Constructed in 1958, the all-age property features singlewide sites and a leasing/management office, laundry facility, playground and RV storage. The property is currently 92% occupied with an average rental rate of $318 per month.

         - Hidden River North is a 211-pad manufactured housing park situated on 64 acres in Adrian, Michigan approximately 50 miles southwest of Detroit. The all-age community was developed in phases between 1993 and 1996 and contains only doublewide sites. The property is currently 95% occupied with tenants paying an average rent of $321 per month. Complex amenities include a clubhouse, basketball court, playground, two ponds and mature landscaping. The appraiser surveyed five comparable manufactured housing parks in and around Adrian reflecting occupancy rates ranging from 78% to 100% with an average of 92.3%, which results in an implied market vacancy of 7.7%. Rents at the comparables range from $255 to $325 per month. (This market information is also relevant for the Hidden River South property described below, which is also located in Adrian, Michigan.)

         - Oak Crest MHP is a 218-pad manufactured housing park situated on 83 acres in Manvel, TX about six miles south of Houston. The all age community was constructed in 2000 and consists of singlewide and doublewide sites. The property is currently 78% occupied with tenants paying an average rent of $284 per month. Amenities include a clubhouse, swimming pool, paved streets and sidewalks, RV/boat storage, gated entrance with video monitoring, two playgrounds and a basketball court. The appraiser surveyed six comparable manufactured housing parks with occupancy rates ranging from 42% to 98%. The park that was 42% occupied underwent extensive upgrades in 2003, which included replacing all new dealer homes; therefore, the occupancy is not indicative of the overall market. Excluding this park, the market vacancy is 8.1% with rents ranging from $160 to $325 per month.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                             BERTAKIS MHP PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

         - Hidden River South is a 202-pad manufactured housing park situated on 66 acres in Adrian, Michigan approximately 50 miles southwest of Detroit. The all age community was built in three phases between 1998 and 2001 and consists solely of doublewide pad sites. The property is 77% occupied with in-place tenants paying $408 per month. The complex offers an amenity package including a clubhouse, basketball court, a playground and mature landscaping.

         - Robbinwood Villa is a 114-pad manufactured housing park situated on 12 acres in Taylor, Michigan approximately 15 miles southwest of Detroit. The all age community was constructed in 1964 and features 111 singlewide spaces and 3 doublewide spaces. The property is 100% occupied with tenants paying an average rent of $316 per month. Complex amenities include a clubhouse, laundry facilities, paved streets and sidewalks and mature landscaping.

     - The Sponsors, James, John and Michael Bertakis, own the seven, bankruptcy-remote borrowing entities. Each of the sponsors has been involved in commercial real estate ownership, development and management for more than 18 years. As of March 2004, the sponsors had a combined net worth of $40.558 million with $1.3 million liquid.

     - Bertakis Management Company, Inc., an affiliate of the borrower, manages the seven properties. Founded in 1986, the company manages all aspects of the management process associated with the 1,723 spaces included in the portfolio.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                              LAKE ZURICH PORTFOLIO

                         [PLACEHOLDER FOR PHOTO AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                              LAKE ZURICH PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):   $32,000,000 (2)

Village Square Shopping Center        $19,500,000

Deerpath Court Shopping Center        $12,500,000

FIRST PAYMENT DATE:                   July 11, 2004

MORTGAGE INTEREST RATE:               5.680% per annum

AMORTIZATION TERM:                    Two years interest only, 360 month

                                      amortization schedule thereafter

MATURITY DATE:                        June 11, 2014

MATURITY BALANCE:                     $28,153,033

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Lockout/Defeasance: 117
(PAYMENTS)                            Open: 3

LOAN PER SF (1):                      $88

UPFRONT RESERVES:                     Environmental Reserve                     $ 3,000

ONGOING RESERVES - MONTHLY:           None (3)

LOCKBOX:                              None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Portfolio

PROPERTY TYPE:                        Retail

PROPERTY SUB-TYPE:                    Anchored

LOCATION:                             Lake Zurich, IL

YEAR BUILT/RENOVATED:                 Please refer to Portfolio Information Table

SQUARE FEET:                          Please refer to Portfolio Information Table

OCCUPANCY AT U/W (4):                 Please refer to Portfolio Information Table

OWNERSHIP INTEREST:                   Fee

MAJOR TENANTS

                     (Please refer to Tenant Information Table)

PROPERTY MANAGEMENT:                  The Fidelity Group, Ltd.

                                       12/31/2003      6/30/2004        U/W
                                       ----------      ---------        ---
NET OPERATING INCOME:                 $  3,579,035    $ 3,620,806   $ 3,434,685

NET CASH FLOW:                                                      $ 3,182,039

DSCR:                                                                      1.43x

APPRAISED VALUE:                      $ 43,650,000

CUT-OFF DATE LTV RATIO (1):                   73.3%

MATURITY LTV RATIO:                           64.5%

(1)  Based on a November 2004 Cut-off Date.

(2) The Lake Zurich Portfolio Mortgage Loan is comprised of the $19,500,000 Village Square Shopping Center Mortgage Loan and the $12,500,000 Deerpath Court Shopping Center Mortgage Loan, which are cross-collateralized and cross-defaulted, respectively.

(3) Reserves were waived for the Village Square Shopping Center and Deerpath Court Shopping Center Mortgage Loans because the loans are fully recourse to the Guarantor, John Alan Sfire.

(4) Occupancy at U/W is based on the June 30, 2004 rent roll for Village Square Shopping Center and the July 1, 2004 rent roll for Deerpath Court Shopping Center.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                              LAKE ZURICH PORTFOLIO

                              PORTFOLIO INFORMATION

                                   YEAR BUILT/                      SQUARE                ALLOCATED ORIGINAL    APPRAISAL
        PROPERTY NAME            YEAR RENOVATED      LOCATION        FEET     OCCUPANCY      LOAN BALANCE         VALUE
        -------------            --------------      --------        ----     ---------      ------------         -----
Village Square Shopping Center    1974 / 1989     Lake Zurich, IL   209.969     100%         $ 19,500,000      $ 26,650,000
Deerpath Court Shopping Center    1990 / 1995     Lake Zurich, IL   153,052      96%         $ 12,500,000      $ 17,000,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                               363,021                  $ 32,000,000      $ 43,650,000

                               TENANT INFORMATION

                                                                                                              LEASE
                                                                            STANDARD & POOR'S     % OF     EXPIRATION
         PROPERTY NAME              TENANT NAME                    NRSF       CREDIT RATING       NRSF        DATE
         -------------              -----------                    ----       -------------       ----        ----
Village Square Shopping Center      TJ Maxx                       28,000            A             13.3%     1/31/2009
                                    Office Max, Inc. (1)          23,500            BB            11.2%     1/31/2014
                                    Petco Animal Supplies, Inc.   18,810            BB             9.0%     1/31/2009

Deerpath Court Shopping Center      Bay Furniture                 36,000           N/A            23.5%     4/30/2006
                                    Big Lots                      21,333           BBB-           13.9%     1/31/2006
                                    Sears Hardware                21,069           BBB            13.8%    10/17/2005

(1) Office Max, Inc. is a subsidiary of Boise Cascade, which is rated BB by Standard and Poor's.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                              LAKE ZURICH PORTFOLIO

                             ADDITIONAL INFORMATION

     - The Lake Zurich Portfolio Mortgage Loan is secured by the Village Square Shopping Center Mortgage Loan and Deerpath Court Shopping Center Mortgage Loan, which are cross-collateralized and cross-defaulted.

     - Village Square Shopping Center is a 209,969 square feet, anchored retail property located in Lake Zurich, Illinois approximately 35 miles northwest of Chicago. Originally constructed in 1974, the property was expanded in 1989 and now includes three single-story structures situated on a 22-acre site. Three tenants, American Charter Bank, Boston Chicken and Taco Makers, are not part of the collateral but contribute to common area maintenance.

         - Village Square is 100% occupied by 38 tenants. The largest tenant, T.J. Maxx, (S&P: A) occupies 28,000 square feet (13.3% NRA) at $8.50 PSF through January 2009. They have been in occupancy since 1993 and, although they do not report sales, have expressed that they are second in a 30-store district in terms of sales. Additionally, they are paying below market rent. Office Max occupies 23,500 square feet (11.2% NRA) at $10.50 PSF through January 2014. The store manager stated that the store is ranked fourth out of 12 stores in the region by sales. Petco occupies 18,810 square feet (9.0% NRA) at $10 PSF through January 2009. Petco reported that they are consistently the #1 store in a 16-store region.

         - The remaining 35 tenants range in size from 750 to 13,000 square feet with rents ranging from $6.75 to $38.29 with an average of $12.60 PSF.

         - The property is located at the signaled intersection of Routes 12 and 22, two very heavily traveled thoroughfares. Located in very close proximity to the subject are a Target, which shares a common internal drive with Village Square, as well as other big box retailers such as Wal-Mart, Kmart and Big Lots.

     - Deerpath Court Shopping Center is a 153,052 square feet, anchored shopping center also located in Lake Zurich, Illinois and shadow-anchored by Wal-Mart. The subject, constructed in 1990, consists of three, one-story buildings situated on 14 acres.

         - Deerpath Court is 96.3% occupied by 27 tenants. Bay Furniture is the largest tenant, occupying 36,000 square feet (23.5% NRA) at $6.88 PSF through April 2006. Bay Furniture has four, five-year options. Bay has been in occupancy since 1996 and is paying below market rents. The second largest tenant, Big Lots (S&P: BBB-), occupies 21,333 square feet (13.9% NRA) $5.02 PSF until January 2006. Big Lots has four, five-year options and is paying significantly below market rent. Big Lots has recently upgraded their HVAC system and loading docks. Sears Roebuck & Co. (S&P: BBB) occupies a 21,069 square feet (13.8% NRA) outlot building at $10 PSF through October 2005 with three, five-year options. Sears requested that the borrower build them this site in 1995.

         - The remaining 24 tenants range in size from 1,000 to 12,345 square feet with rents ranging from $2.93 to $17.50 PSF with an average of $11.88 PSF.

         -   The property is located at the northeast corner of Rand Road (US
             12) and Deerpath Road. Deerpath benefits from its extremely close proximity to a Wal-Mart, Home Depot and a Costco, none of which are part of the collateral. The sponsor developed the 110,580 square foot site for Wal-Mart in 1995.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                              LAKE ZURICH PORTFOLIO

                             ADDITIONAL INFORMATION

     - Village Square and Deerpath Court are located in Lake Zurich approximately 1.5 miles apart. Lake Zurich is a bedroom community for Chicago with a population of 98,606 people within a five-mile radius and an average household income of $131,994, which is considerably greater than the national average. The properties' locations on or very near to Routes 12 and 22 grant easy access to the region surrounding Lake Zurich.

     - There are very few vacant sites available for development in the market. Both properties are located in the Lake Zurich retail sub-market, which consists of 1.3 million square feet of space with a vacancy rate of less than 5%.

     - Both mortgage loans are fully-recourse to the Sponsor, John Alan Sfire. Mr. Sfire began investing in real estate in 1985 after selling his successful computer software company. His holdings include 526,400 square feet of space located almost exclusively in the Lake Zurich area. He maintains a net worth of over $43.5 million with approximately $2.6 million liquid.

     - The Fidelity Group, Ltd., a borrower-related entity, manages the subject properties. Fidelity was founded in 1987 and employs a staff of 7 people handling all aspects of commercial real estate operations for a portfolio consisting of 826,500 square feet of space.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                              LAKE ZURICH PORTFOLIO

                             LEASE ROLLOVER SCHEDULE

                                                                                        % OF TOTAL BASE    CUMULATIVE % OF
                     # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
        YEAR           ROLLING       PER SF ROLLING       ROLLING       OF SF ROLLING       ROLLING       REVENUES ROLLING
         MTM              4             $ 14.15             2.1%             2.1%             2.8%                2.8%
        2005             16             $ 11.86            20.1%            22.2%            22.7%               25.6%
        2006             11             $  7.19            22.4%            44.6%            15.3%               40.9%
        2007              6             $ 14.70             4.7%            49.4%             6.6%               47.5%
        2008              5             $ 12.85             8.2%            57.5%            10.0%               57.5%
        2009             11             $ 10.08            24.8%            82.4%            23.8%               81.3%
        2010              1             $ 30.11             0.5%            82.9%             1.4%               82.7%
        2012              2             $  9.92             3.0%            85.9%             2.9%               85.6%
        2013              2             $ 13.35             3.7%            89.7%             4.8%               90.4%
        2014              3             $ 11.28             7.9%            97.6%             8.5%               98.9%
  GREATER THAN 2014       1             $ 14.00             0.8%            98.4%             1.1%              100.0%
       Vacant            N/A              N/A               1.6%           100.0%              N/A                N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                 WAYZATA OFFICE

                         [PLACEHOLDER FOR PHOTO AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                 WAYZATA OFFICE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):   $24,500,000

FIRST PAYMENT DATE:                   August 11, 2004

MORTGAGE INTEREST RATE:               5.970% per annum

AMORTIZATION TERM:                    Five years interest only, 300 month

                                      amortization schedule thereafter

MATURITY DATE:                        July 11, 2014

MATURITY BALANCE:                     $22,142,596

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Lockout/Defeasance: 117
(PAYMENTS)                            Open: 3

LOAN PER SF (1):                      $373

UPFRONT RESERVES:                     TI/LC LOC (2)                             $  297,000

ONGOING RESERVES - MONTHLY:           Tax and Insurance Reserve                 Yes

                                      Replacement Reserve                       $ 1,600/mo

LOCKBOX:                              Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset

PROPERTY TYPE:                        Office

PROPERTY SUB-TYPE:                    Suburban

LOCATION:                             Wayzata, MN

YEAR BUILT/RENOVATED:                 1940 / 2002

SQUARE FEET:                          65,626

OCCUPANCY AT U/W (3):                 89%

OWNERSHIP INTEREST:                   Fee

                                                  % OF
                                                  TOTAL    LEASE
  MAJOR TENANTS:                         NRSF     NRSF     EXPIRATION
  -------------                          ----     ----     ----------
  Wachovia Securities, LLC              10,328    15.7%    12/31/2013

  Stonewood Wayzata Partners, LLC        7,463    11.4%    5/31/2014

  Morgan Stanley DW, Inc.                7,324    11.2%    5/31/2012

  PROPERTY MANAGEMENT:                  Wayzata Bay Management, LLC

                                          U/W (4)
                                          -------
NET OPERATING INCOME                  $  2,630,855

NET CASH FLOW:                        $  2,531,055

DSCR:                                         1.34x

APPRAISED VALUE:                      $ 32,900,000

CUT-OFF DATE LTV RATIO (1):                   74.5%

MATURITY LTV RATIO:                           67.3%

(1)  Based on a November 2004 Cut-off Date.

(2) The borrower was required to deposit a $297,000 letter of credit for tenant improvements and leasing commissions in lieu of making monthly deposits of $8,250 into the TI/LC reserve.

(3)  Occupancy at U/W is based on the August 1, 2004 rent roll.

(4) Historical financials are not applicable as the property reached stabilization upon the completion of construction on the second floor.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                 WAYZATA OFFICE

                             ADDITIONAL INFORMATION

     - Wayzata Office is a 65,626 square feet, two-story Class A office property located on Lake Minnetonka in Wayzata, Minnesota approximately 12 miles to the west of Minneapolis. Also included in the collateral are 80 boat slips, 78 of which are rented out for boat storage. The remaining two slips are used for fuel sales. The property also includes 322 parking spaces.

     - The exterior facade of the building facing the street is an attractive red brick with red canopies over the windows. The opposite side features taupe brick with large windows overlooking Lake Minnetonka. The property also features a two-story atrium in the front entranceway and an exterior balcony along overlooking the marina.

     - The property was originally built in 1940 and expanded in 1988. In 1997, the property was converted from a boat sales showroom and maintenance facility to an office headquarters with a restaurant and an 80-slip marina. The Sponsor purchased the property in 2002, at which point it was completely vacant and spent $5.3 million to completely remodel and convert the property into multi-tenant space. Renovations included replacing the entire roof and upgrading the common areas with new floor tile, new light fixtures and new wall coverings. Additional improvements include new landscaping, sidewalks, a front entry that included heated pavers, a lakeside patio, a sprinkler system and security system.

     - Wayzata Office is 89% occupied by 30 tenants paying rents ranging from $30 to $57.97 PSF with an average of $35.89 PSF. Wachovia Securities (S&P: A) is the largest tenant occupying 10,328 square feet (15.7% NRA) at $37.97 PSF through December 2013 with two, five-year extension options. Wachovia uses this space as a retail branch with limited office buildout. Morgan Stanley (S&P: A+) occupies 7,324 square feet (11.2% NRA) at $41.50 PSF through May 2012 with two, five-year extension options. Morgan Stanley uses this space as a retail branch with private offices, conference rooms and a trading floor.

     - The property also features the 7,463 square feet North Coast Restaurant (Stonewood Wayzata Partners, LLC), which opened in June 2004. Stonewood pays $30 PSF through May 2014. The tenant spent more than $750,000 ($100 PSF) building out the space. The restaurant is easily accessible from both the marina and the office building. The restaurant also features an additional 1,700 square feet of deck space on the first and second floors, which are used for outdoor seating.

     - Wayzata Office is located in the West/Northwest sub-market of Minneapolis, Minnesota. According to the 2nd Quarter 2004 Reis Report, rents in the sub-market range between $14.48 and $28.72 PSF and average $22.21 PSF. Vacancy for the same market is 21.3%. Due to the unique and superior location as well as the expansive lake views offered by Wayzata Office, it is expected that the stabilized vacancy rate will be lower than those found in the sub-market. Currently, the six properties deemed most comparable to the subject are all 100% occupied with average rental rates of $30 PSF.

     - Wayzata is an upper middle-class, bedroom community for Minneapolis. According to Claritas, the population within a five-mile radius of the property is 93,434 people with an average household income of $124,636 per year. The Minneapolis/St. Paul MSA had a 2000 population of 2.64 million people.

     - The Sponsor, M.G. Kaminski, is the owner of Wayzata Capital Management, an asset management firm that occupies 1,740 square feet of space in the subject. Mr. Kaminski owns a total of 97,000 square feet of commercial space, including the subject. He also guarantees $1.5 million of the loan. He maintains a net worth of over $25 million with liquidity of over $650K.

     - Wayzata Bay Management, LLC, a borrower-related entity, manages the subject. The company currently manages a portfolio containing 97,000 square feet of commercial space in the Minneapolis/St. Paul market.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                 WAYZATA OFFICE

                             LEASE ROLLOVER SCHEDULE

                                                                                     % OF TOTAL BASE    CUMULATIVE % OF
                  # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF   CUMULATIVE %     RENTAL REVENUES     TOTAL RENTAL
        YEAR        ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING        ROLLING       REVENUES ROLLING
         MTM          15             $ 39.34             8.2%            8.2%            10.4%              10.4%
        2005           1             $ 35.00             1.9%           10.1%             2.1%              12.5%
        2006           1             $ 31.50             5.7%           15.8%             5.8%              18.3%
        2007           2             $ 32.86             8.5%           24.3%             9.1%              27.3%
        2008           1             $ 36.00             6.4%           30.8%             7.5%              34.8%
        2009           3             $ 34.18             7.0%           37.7%             7.7%              42.5%
        2011           2             $ 31.64             4.2%           41.9%             4.3%              46.7%
        2012           1             $ 41.50            11.2%           53.0%            14.9%              61.7%
        2013           3             $ 34.90            24.2%           77.2%            27.2%              88.9%
        2014           2             $ 30.35            11.4%           88.6%            11.1%             100.0%
       Vacant         N/A              N/A              11.4%          100.0%             N/A                N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                   LAUREL MALL

                         [PLACEHOLDER FOR PHOTO AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                   LAUREL MALL

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):   $22,765,174

FIRST PAYMENT DATE:                   January 11, 2004

MORTGAGE INTEREST RATE:               6.000% per annum

AMORTIZATION TERM:                    360 months

MATURITY DATE:                        December 11, 2013

MATURITY BALANCE:                     $19,508,650

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Lockout/Defeasance: 116

(PAYMENTS)                            Open: 4

LOAN PER SF (1):                      $41

UPFRONT RESERVES:                     None

ONGOING RESERVES - MONTHLY:           TI/LC Reserve                           Yes (2)
                                      Replacement Reserve                     $ 9,344/mo

LOCKBOX:                              Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset

PROPERTY TYPE:                        Retail

PROPERTY SUB-TYPE:                    Anchored

LOCATION:                             Hazleton, PA

YEAR BUILT/RENOVATED:                 1972 / 1994

SQUARE FEET:                          558,802

OCCUPANCY AT U/W (3):                 95%

OWNERSHIP INTEREST:                   Fee

                                                   % OF
                                                   TOTAL    LEASE
MAJOR TENANTS:                          NRSF       NRSF     EXPIRATION
-------------                           ----       ----     ----------
Boscov's (4)                          183,000      32.7%    10/31/2009

K-Mart (4)                            117,521      21.0%     8/31/2019

J.C. Penney (4)                        49,802       8.9%    10/31/2009

PROPERTY MANAGEMENT:                  Royce Realty, Inc.

                                       12/31/2002      12/31/2003      U/W
                                       ----------      ----------      ----
NET OPERATING INCOME                  $  3,372,216    $ 3,352,543   $ 3,228,862

NET CASH FLOW:                                                      $ 2,825,280

DSCR:                                                                      1.71x

APPRAISED VALUE:                      $ 35,400,000

CUT-OFF DATE LTV RATIO (1):                   64.3%

MATURITY LTV RATIO:                           55.1%

(1)  Based on a November 2004 Cut-off Date.

(2) Upon the occurrence of certain trigger events relating to Boscov's, K-Mart or J.C. Penney (which trigger events include lease terminations, going dark, failing to renew, becoming bankrupt or insolvent and other similar events), any excess amounts remaining after allocation of the amounts deposited in the cash management account pursuant to the loan agreement shall be deposited into a TI/LC reserve to be used solely for tenant improvements and leasing commissions to retain or replace Boscov's, K-Mart or J.C. Penney as tenants.

(3)  Occupancy at U/W is based on the April 30, 2004 rent roll.

(4)  Tenant occupies space pursuant to a ground lease.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                   LAUREL MALL

                             ADDITIONAL INFORMATION

     - The Laurel Mall is a 558,802 square foot enclosed regional mall in Hazleton, Pennsylvania, which is located approximately 40 miles southwest of Scranton, and is part of the Scranton-Wilkes-Barre-Hazleton MSA.

     - The subject property is comprised of a main building constructed in 1972 and a strip center building located at the front of the site that was added in 1974. The strip building is anchored by Aldi Foods. However, Aldi's space is not part of the collateral. There are also five buildings constructed on pads that were built between 1974 and 2001. All of the buildings are single-story except for a portion of the main building that is occupied by Boscov's, which is two-story. The property underwent a major renovation when the borrower acquired it in 1987.

     - Laurel Mall is strategically situated just off Interstate 81 on Route 93 at Airport Road. Interstate 81 is a major north/south highway, which bisects several major east/west interstate highways including Interstates 80 and 84. With the easy access from the interstate highway network, Laurel Mall draws shoppers from a 15 to 20-mile radius. Some shoppers travel a significant distance to shop at the subject mall and to experience the stadium seating at Hoyts, the only stadium seating theater in the area.

     - The subject property was 95% occupied as of 4/30/2004. The three anchor tenants occupy 350,324 square feet (63% of NRA). In addition, there are approximately 60 in-line and kiosk tenants. There are also five out-parcels that are part of the collateral and are occupied by McDonald's, Taco Bell, Ground Round, Dairy Queen and a bank. The property's largest tenant is Boscov's Department Stores (183,000 SF or 33% of NRA, $4.02 PSF, exp. 10/31/2009) with sales of $159 per square foot. The second largest tenant is K-Mart (117,521 SF or 21% of NRA, $5.55 PSF, exp. 8/31/2019) with sales of $139 per square foot. The third anchor tenant is J.C. Penney (49,802 SF or 9% of NRA, $4.39 PSF, 10/31/2009) with sales of $76 per square foot. All sales figures are for the 2003 calendar year.

     - The in-line tenants occupy approximately 182,763 square feet and pay an average of $13.28 per square foot in base rent plus their pro rata share of expenses. This compares favorably with a base rent of $13.92 for the competing market. In 2003, sales per square foot for the in-line tenants averaged $174 per square foot, which translates to an occupancy cost of roughly 10%.

     - Laurel Mall is the dominant retail property in the area. Commercial land uses in the immediate area of the subject property include Hazleton Park Shopping Center, anchored by Lowe's Home Improvement Warehouse, Weis Market and Staples and the Hazle Market Place, anchored by a Wal-Mart Supercenter. There are also two large industrial parks in the area including Valmont Industrial Park, which contains owner/user and multi-tenanted industrial facilities. The population within a 15-mile radius of the subject property is 165,032 with an average household income of $42,694. Within a 25-miles radius there are 493,280 people with an average income of $43,739.

     - The borrowing entity is a Pennsylvania general partnership that is controlled by four guarantors, PREIT Associates, LP, Edwin Lakin, Albert Boscov, and LPM Senior LLC. Pennsylvania Real Estate Investment Trust (PREIT) founded in 1960, is a self-administered real estate investment trust, which owns, develops and operates shopping centers and apartment communities principally in the eastern United States. The company owns a diversified portfolio of interests in 47 properties with
         12.8 million square feet of retail space and 7,242 apartment units. Albert Boscov and Edwin Lakin, together with their family members, own Boscov's Department Stores, the country's largest family-owned department store.

     - Royce Realty, Inc., the subject property's manager, is an affiliate of Kramont Realty Trust. Kramont Realty Trust is a publicly owned, self-administered, self-managed Real Estate Investment Trust. The REIT currently owns 83 properties, manages five (including Laurel Mall), and has one property under development. Its portfolio encompasses more than
         11.6 million gross square feet in 16 states with an aggregate asset base of approximately $780 million.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                                   LAUREL MALL

                             LEASE ROLLOVER SCHEDULE

                                                                                          % OF TOTAL BASE     CUMULATIVE % OF
                      # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES      TOTAL RENTAL
        YEAR            ROLLING       PER SF ROLLING       ROLLING       OF SF ROLLING        ROLLING        REVENUES ROLLING
         MTM              13             $ 14.80             5.8%             5.8%             12.1%               12.1%
        2004               5             $ 28.20             0.7%             6.6%              2.8%               14.9%
        2005              18             $ 12.51            11.6%            18.1%             20.2%               35.0%
        2006               7             $ 15.21             2.7%            20.9%              5.8%               40.8%
        2007               4             $  9.07             6.1%            27.0%              7.7%               48.5%
        2008               4             $ 16.43             1.8%            28.8%              4.2%               52.7%
        2009               4             $  4.30            42.9%            71.6%             25.7%               78.3%
        2010               3             $ 14.86             1.1%            72.7%              2.3%               80.6%
        2011               1             $ 14.00             0.7%            73.4%              1.4%               82.0%
        2013               2             $ 16.24             0.6%            74.0%              1.3%               83.3%
        2014               1             $ 20.43             0.3%            74.4%              0.9%               84.3%
  GREATER THAN 2014        1             $  5.37            21.0%            95.4%             15.7%              100.0%
       Vacant             N/A              N/A               4.6%           100.0%              N/A                 N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C4          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 18, 2004

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                        PHONE                 FAX                   E-MAIL
Ken Rivkin                     212.538.8737          212.743.4762          ken.rivkin@csfb.com
MANAGING DIRECTOR

Barry Polen                    212.325.3295          212.325.9807          barry.polen@csfb.com
DIRECTOR

Chris Anderson                 212.325.3295          212.743.4790          chris.anderson@csfb.com
DIRECTOR

Derek Barcelona                212.325.3295          212.743.5830          derek.barcelona@csfb.com
VICE PRESIDENT

Andrew Winer                   212.325.3295          212.743.4521          andrew.winer@csfb.com
VICE PRESIDENT

Jason Fruchtman                212.325.3295          212.743.4827          jason.fruchtman@csfb.com
ASSOCIATE

Martin Gilligan                212.325.3295          212.743.4618          martin.gilligan@csfb.com
ASSOCIATE

Jason Kahn                     212.325.3295          212.743.4751          jason.kahn@csfb.com
ANALYST

                               STRUCTURED FINANCE

CONTACT                        PHONE                 FAX                   E-MAIL
Anand Gajjar                   212.538.6415          212.743.5530          anand.gajjar@csfb.com
MANAGING DIRECTOR

Jeffrey Altabef                212.325.5584          212.743.5227          jeffrey.altabef@csfb.com
MANAGING DIRECTOR

Daniel Wolins                  212.538.6282          212.743.5556          daniel.wolins@csfb.com
VICE PRESIDENT

Lisa Lee                       212.538.9174          212.743.4943          lisa.lee@csfb.com
ASSOCIATE

Jaclyn Zimmermann              212.538.6181          212.743.4974          jaclyn.zimmermann@csfb.com
ASSOCIATE

Michael Zampetti               212.325.3926          212.743.4820          michael.zampetti@csfb.com
ANALYST

Nicholas Diamond               212.538.1808          917.326.7874          nicholas.diamond@csfb.com
ANALYST

Adam Sterling                  212.538.7422          212.743.5318          adam.sterling@csfb.com
ANALYST

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.